As filed with the Securities and Exchange Commission on September 28, 2006

Securities Act File No. 333-15265

Investment Company Act File No. 811-7899

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 12	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 13	☒
(Check appropriate box or boxes)

Merrill Lynch Index Funds, Inc.*

(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road Plainsboro, New Jersey 08536

(Address of Principal Executive Offices)

(Registrant’s Telephone Number, Including Area Code) (609) 282-2800

Robert C. Doll, Jr.

800 Scudders Mill Road

Plainsboro, New Jersey 08536

Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name and Address of Agent for Service)

Approximate Date of Proposed Offering:    As soon as practicable after the effective date of the Registration Statement.

Copies to:

Counsel for the Fund:	Denis R. Molleur, Esq.
Joel H. Goldberg, Esq.	FUND ASSET MANAGEMENT, L.P.
WILLKIE FARR & GALLAGHER LLP	P.O. Box 9011
787 Seventh Avenue	Princeton, New Jersey 08543-9011
New York, New York 10019-6099

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on October 2, 2006 pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Quantitative Master Series Trust has also executed this Registration Statement.

Title of Securities Being Registered: Shares of Common Stock

*	To be renamed BlackRock Index Funds, Inc.

ALTERNATIVES	BLACKROCK SOLUTIONS	EQUITIES	FIXED INCOME	LIQUIDITY	REAL ESTATE

BlackRock Index Funds, Inc.

Prospectus

October 2, 2006

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these Securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

For More Information	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

Key Facts

BlackRock Index Funds at a Glance

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Common Stock — securities representing shares of ownership of a corporation.

Bonds — debt obligations issued by corporations, governments and other issuers.

Duration — the sensitivity of a bond or bond portfolio to changes in interest rates.

Volatility — the amount and frequency of changes in a security’s value.

What is each Fund’s investment objective?

S&P 500 Index Fund

The investment objective of the S&P 500 Index Fund is to match the performance of the Standard & Poor’s® 500 Index (the “S&P 500”) as closely as possible before the deduction of Fund expenses. The S&P 500 is a market-weighted index composed of 500 common stocks issued by large-capitalization U.S. companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

Small Cap Index Fund

The investment objective of the Small Cap Index Fund is to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by small-capitalization U.S. companies in a wide range of businesses.

Aggregate Bond Index Fund

The investment objective of the Aggregate Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the “Aggregate Bond Index”) as closely as possible before the deduction of Fund expenses. The Aggregate Bond Index is a market-weighted index composed primarily of dollar-denominated investment grade bonds of different types.

International Index Fund

The investment objective of the International Index Fund is to match the performance of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (Capitalization Weighted) Index in U.S. dollars with net dividends (the “EAFE Index”) as closely as possible before the deduction of Fund expenses. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger-capitalization companies in these markets.

The weighting of the EAFE Index is based on the relative market capitalization of each of the countries in the index.

What are each Fund’s main investment strategies?

All Funds

Each Fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of that Fund’s index. Each Fund will be substantially invested in securities in the applicable index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or correlated with the applicable index. A Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

Each Fund invests all of its assets in a series (the “Series”) of Quantitative Master Series Trust that has the same objective as the Fund. All investments will be made at the level of the Series. This structure is sometimes called a “master/feeder” structure. Each Fund’s investment results will correspond directly to the investment results of the underlying Series in which it invests. For simplicity, this Prospectus uses the term “Fund” to include the underlying Series in which a Fund invests.

S&P 500 Index Fund

The S&P 500 Index Fund will invest in the common stocks represented in the S&P 500 in roughly the same proportions as their weightings in the S&P 500. The Fund may also invest in derivative instruments linked to the S&P 500. At times the Fund may not invest in all of the common stocks in the S&P 500 or, in the same weightings as in the S&P 500. At those times, the Fund chooses investments so that the market capitalizations, industry weighting and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole.

Small Cap Index Fund

The Small Cap Index Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Fund will not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole.

Aggregate Bond Index Fund

The Aggregate Bond Index Fund invests in a statistically selected sample of bonds that are included in or correlated with the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index. The Fund will not invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. The Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index. This may result in different levels of interest rate, credit or prepayment risks from the levels of risks on the Aggregate Bond Index. The Aggregate Bond Index is composed of a variety of dollar-denominated investment grade bonds, including bonds issued by the U.S. government and foreign governments and their agencies, and bonds issued by U.S. or foreign companies, among others.

On August 17, 2006, the Board of Directors approved a proposal to liquidate the Aggregate Bond Index Fund. Accordingly, the Fund has

suspended sales of its shares effective September 11, 2006, except for certain authorized qualified employee benefit plans, certain fee-based programs and for reinvestment of dividends and capital gains. The Fund plans on liquidating in January 2007 and shareholders will be notified in advance of the liquidation.

International Index Fund

The International Index Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The Fund will, under normal circumstances, invest in all of the countries represented in the EAFE Index. The Fund may not, however, invest in all of the companies within a country represented in the EAFE Index, or in the same weightings as in the EAFE Index.

What are the main risks of investing in the Funds?

The Funds cannot guarantee that they will achieve their investment objectives.

As with any fund, the value of each Fund’s investments — and therefore the value of a Fund’s shares — may fluctuate. Changes in the value of the S&P 500 Index Fund’s, Small Cap Index Fund’s and International Index Fund’s equity investments may occur because a particular stock market is rising or falling or as the result of specific factors that affect the value of particular investments. Changes in the value of the Aggregate Bond Index Fund’s investments may occur in response to interest rate changes or other developments that may affect the bond market generally or a particular issuer or obligation. If the value of a Fund’s investments goes down, you may lose money.

Each Fund may invest in foreign securities to the extent foreign securities are represented in the index tracked by that Fund. Currently, the International Index Fund will invest primarily in foreign securities and the Aggregate Bond Index Fund will invest a portion of its assets in foreign securities. The Aggregate Bond Index Fund will invest only in dollar-denominated foreign securities, while the International Index Fund will invest principally in securities denominated in foreign currencies. The International Index Fund’s and Aggregate Bond Index Fund’s investments in foreign securities involve special risks, including the possibility of substantial volatility due to political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, the foreign securities in which the International Index Fund will invest are subject to significant changes in value due to exchange rate fluctuations.

The Small Cap Index Fund will invest primarily in small and emerging growth companies. Small and emerging growth companies may have limited product lines or markets, may depend on a smaller number of key personnel and may be less financially secure than larger, more established companies. If a product fails, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or emerging growth company may lose substantial value. Small and emerging growth companies’ securities generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of more established companies. Investing in small or emerging growth companies requires a long term view.

The Funds are also subject to selection risk, which is the risk that a Fund’s investments, which may not fully replicate the index, may underperform the securities in the index. Each Fund will attempt to be fully invested at all times, and will not hold a significant portion of its assets in cash. The Funds will generally not attempt to hedge against adverse market movements. Therefore, a Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while a Fund will attempt to track its target index as closely as possible, it will tend to underperform the index to some degree over time.

The Aggregate Bond Index Fund’s bond investments are also subject to credit risk, which is the risk that an issuer may not be able to pay interest and principal when due. The Aggregate Bond Index Fund’s is also subject to event risk, which is the risk that corporate actions may affect the credit quality and/or value of an issuer’s bonds.

The Aggregate Bond Index Fund is also subject to the risks associated with investing in mortgage-backed securities, such as prepayment risk and extension risk. Prepayment risk is the risk that when interest rates fall, borrowers may refinance or otherwise repay principal on their mortgage earlier than scheduled.

When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund has to invest the proceeds in securities with lower yields. Extension risk is the risk that when interest rates rise, certain types of mortgage-backed securities are paid off more slowly than originally anticipated and the value of these securities will fall.

Each Fund is a non-diversified fund, which means that it invests more of its assets in fewer companies than if it were a diversified fund. By investing in securities of a smaller number of issuers, a Fund is more exposed to the risks associated with and developments affecting each investment, which may have a greater effect on the Fund’s performance. This hurts a Fund’s performance when its investments are unsuccessful, although it may help a Fund’s performance when its investments are successful.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Funds. An investment in the Funds may not be appropriate for all investors and is not intended to be a complete investment program.

The S&P 500 Index Fund may be an appropriate investment for you if you:

■	Want to invest in large U.S. companies

■	Are investing with long term goals
■	In seeking to match the performance of the S&P 500, are willing to accept the risk that the value of your investment may decline
■	Are not looking for a significant amount of current income

The Small Cap Index Fund may be an appropriate investment for you if you:

■	Want to invest in smaller capitalization U.S. companies and can accept the additional risk and volatility associated with stocks of these companies
■	Are investing with long term goals
■	In seeking to match the performance of the Russell 2000, are willing to accept the risk that the value of your investment may decline
■	Are not looking for a significant amount of current income

The International Index Fund may be an appropriate investment for you if you:

■	Are looking for exposure to a variety of foreign markets and can accept the additional risk and volatility associated with foreign investing
■	Are investing with long term goals
■	In seeking to match the performance of the EAFE Index, are willing to accept the risk that the value of your investment may decline
■	Are not looking for a significant amount of current income

On August 17, 2006, the Board of Directors approved a proposal to liquidate the Aggregate Bond Index Fund. Accordingly, the Fund has suspended sales of its shares effective September 11, 2006, except for certain authorized qualified employee benefit plans, certain fee-based programs and for reinvestment of dividends and capital gains. The Fund plans on liquidating in January 2007 and shareholders will be notified in advance of the liquidation.

Risk/Return Bar Chart

The bar charts and tables shown below provide an indication of the risks of investing in each Fund. The bar charts show changes in each Fund’s performance for Institutional shares for each completed calendar year since the Fund’s inception. The tables compare the average annual total return for each class of a Fund’s shares for the periods shown with those of the Fund’s benchmark index, each a broad measure of market performance. How each Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BlackRock

S&P 500 Index Fund — Institutional

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 21.37% (quarter ended December 31, 1998) and the lowest return for a quarter was -17.32% (quarter ended September 30, 2002). The year-to-date return as of June 30, 2006 was 2.62%.

After-tax returns are shown only for Institutional shares and will vary for Investor A shares. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (For the periods ended December 31, 2005)	One Year	Five Years	Life of Fund†
BlackRock S&P 500 Index Fund — Investor A1
Return Before Taxes*	4.38%	-0.05%	7.01%
BlackRock S&P 500 Index Fund — Institutional[2]
Return Before Taxes*	4.63%	0.20%	7.28%
Return After Taxes on Distributions*	4.07%	-0.28%	6.50%
Return After Taxes on Distributions and Sale of Fund Shares*	3.01%	-0.13%	5.91%
S&P 500 Index**	4.91%	0.54%	7.65%††
*	Includes all applicable fees.
**	The S&P 500® is a widely recognized, unmanaged index of common stock prices. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	Inception date is April 3, 1997.
††	Since April 3, 1997.
1	Prior to the date of this prospectus, Investor A shares were designated Class A shares.
2	Prior to the date of this prospectus, Institutional shares were designated Class I shares.

BlackRock Small Cap Index Fund — Institutional Annual Total Returns

During the period shown in the chart, the highest return for a quarter was 23.14% (quarter ended June 30, 2003) and the lowest return for a quarter was -21.36% (quarter ended September 30, 2002). The year-to-date return as of June 30, 2006 was 7.94%.

After-tax returns are shown only for Institutional shares and will vary for Investor A shares. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (For the periods ended December 31, 2005)	One Year	Five Years	Life of Fund†
BlackRock Small Cap Index Fund — Investor A1
Return Before Taxes*	3.88%	7.42%	8.62%
BlackRock Small Cap Index Fund — Institutional[2]
Return Before Taxes*	4.16%	7.70%	8.88%
Return After Taxes on Distributions*	3.66%	7.35%	7.46%
Return After Taxes on Distributions and Sale of Fund Shares*	3.02%	6.48%	6.91%
Russell 2000® Index**	4.55%	8.22%	9.27%††
*	Includes all applicable fees.
**	This unmanaged index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	Inception date is April 9, 1997.
††	Since April 9, 1997.
1	Prior to the date of this prospectus, Investor A shares were designated Class A shares.
2	Prior to the date of this prospectus, Institutional shares were designated Class I shares.

BlackRock Aggregate Bond Index Fund — Institutional Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 4.56% (quarter ended September 30, 2001) and the lowest return for a quarter was -2.52% (quarter ended June 30, 2004). The year-to-date return as of June 30, 2006 was -0.89%.

After-tax returns are shown only for Institutional shares and will vary for Investor A shares. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (For the periods ended December 31, 2005)	One Year	Five Years	Life of Fund†
BlackRock Aggregate Bond Index Fund — Investor A1
Return Before Taxes*	1.83%	5.25%	6.07%
BlackRock Aggregate Bond Index Fund — Institutional[2]
Return Before Taxes*	2.09%	5.51%	6.33%
Return After Taxes on Distributions*	0.51%	3.63%	4.12%
Return After Taxes on Distributions and Sale of Fund Shares*	1.40%	3.59%	4.06%
Lehman Brothers Aggregate Bond Index**	2.43%	5.87%	6.67%††
*	Includes all applicable fees.
**	This unmanaged market-weighted index is comprised of US Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association and Investment-grade (rated BBB or better) corporate bonds. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	Inception date is April 3, 1997.
††	Since April 3, 1997.
1	Prior to the date of this prospectus, Investor A shares were designated Class A shares.
2	Prior to the date of this prospectus, Institutional shares were designated Class I shares.

BlackRock International Index Fund — Institutional Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 20.84% (quarter ended December 31, 1998) and the lowest return for a quarter was -20.09% (quarter ended September 30, 2002). The year-to-date return as of June 30, 2006 was 10.02%.

After-tax returns are shown only for Institutional shares and will vary for Investor A shares. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (For the periods ended December 31, 2005)	One Year	Five Years	Life of Fund†
BlackRock International Index Fund — Investor A1
Return Before Taxes*	12.81%	3.76%	6.64%
BlackRock International Index Fund — Institutional[2]
Return Before Taxes*	13.19%	4.03%	6.91%
Return After Taxes on Distributions*	12.58%	3.34%	5.55%
Return After Taxes on Distributions and Sale of Fund Shares*	8.57%	3.03%	5.22%
MSCI EAFE Capitalization Weighted Index**	13.54%	4.55%	6.17%††
*	Includes all applicable fees.
**	This unmanaged capitalization-weighted index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States and which are selected from among the larger-capitalization companies in such markets. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	Inception date is April 9, 1997.
††	Since April 30, 1997.
1	Prior to the date of this prospectus, Investor A shares were designated Class A shares.
2	Prior to the date of this prospectus, Institutional shares were designated Class I shares.

Fees and Expenses

UNDERSTANDING

EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Funds may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Management Fee — a fee paid to the Investment Adviser for managing a Fund.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

Administrative Fee — a fee paid to the Administrator for providing administrative services to the Fund.

Fees and Expenses

Each Fund offers two different classes of shares, Investor A and Institutional I shares. Although your money will be invested the same way no matter which class of shares you buy, Investor A shares pay an ongoing account maintenance fee while Institutional I shares do not. Not everyone is eligible to buy Institutional I shares. Your financial adviser or other financial intermediary can help you determine whether you are eligible to buy Institutional I shares. See “Your Account — How to Buy, Sell and Transfer Shares” below.

The tables show the different fees and expenses that you may pay if you buy and hold each class of shares of each Fund. Future expenses may be greater or less than those indicated below.

Investor A Shares

Shareholder Fees (fees paid directly from your investment)(a):	S&P 500 Index Fund	Small Cap Index Fund	Aggregate Bond Index Fund	International Index Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	None	None	None
Maximum sales charge (load) imposed on dividend reinvestments	None	None	None	None
Redemption Fee(b)	None	2.00%	None	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(c):
Management Fee(d)(h)	0.005%	0.01%	0.01%	0.01%
Distribution and/or Service (12b-1) Fees(e)	0.25%	0.25%	0.25%	0.25%
Other expenses (including transfer agency fees)(f)	0.10%	0.25%	0.19%	0.21%
Administrative Fees(g)(h)	0.245%	0.29%	0.19%	0.34%
Total Annual Fund Operating Expenses(h)	0.60%	0.80%	0.64%	0.81%

Institutional Shares

Shareholder Fees (fees paid directly from your investment)(a):	S&P 500 Index Fund	Small Cap Index Fund	Aggregate Bond Index Fund	International Index Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering price	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	None	None	None
Maximum sales charge (load) imposed on Dividend Reinvestments	None	None	None	None
Redemption Fee(b)	None	2.00%	None	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(c):
Management Fee(d)(h)	0.005%	0.01%	0.01%	0.01%
Distribution and/or Service (12b-1) Fees(e)	None	None	None	None
Other expenses (including transfer agency fees)(f)	0.10%	0.24%	0.19%	0.21%
Administrative Fees(g)(h)	0.245%	0.29%	0.19%	0.34%
Total Annual Fund Operating Expenses(h)	0.35%	0.54%	0.39%	0.56%
(a)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares. For example, Merrill Lynch generally charges a fee of $5.35 when a client buys or redeems shares. Also, PFPC, the transfer agent, charges a fee of $7.50 for redemption payments made by wire transfer and $15 for redemption by check sent via overnight mail. See “Your Account—How to Buy, Sell, Transfer and Exchange Shares.”
(b)	A redemption fee may be charged on redemptions (by sale or exchange) of Small Cap Index Fund and International Index Fund shares made within 30 days of purchase or exchange. See “Your Account — How to Buy, Sell and Transfer Shares.”
(c)	Fees and expenses include the expenses of both the Fund and the Fund’s pro rata share of the expenses of the Series it invests in.
(d)	Paid by the Series. The Investment Adviser has entered into a contractual arrangement that provides that the management fee for the Series, when combined with the administrative fees of certain funds that invest in the Series, will not exceed specified amounts. Absent this contractual arrangement, the Investment Adviser of Master S&P 500 Index Series, would receive management fees as a percentage of average daily net assets of 0.01%. This contractual arrangement also applies to the Small Cap Index Fund, the Aggregate Bond Index Fund and the corresponding series in which they invest. However, because the combined management and administrative fee for these Funds/Series do not currently exceed the specified amounts, no fees are currently being waived for these Funds/Series. This arrangement has a one year term and is renewable. The Investment Adviser has not yet entered into a similar arrangement with the Series in which the International Index Fund invests.
(e)	The Funds call the Service Fee an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund Materials.
(f)	PFPC, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Funds. Each Fund pays a fee for these services. The Investment Adviser or its affiliate also provide certain accounting services to the Funds and the Funds reimburse the Investment Adviser or its affiliates for such services.
(g)	Paid by the Funds.
(h)	In addition to the contractual arrangements described above, the Investment Adviser has entered into a contractual arrangement with Master Small Cap Index Series and Master International Index Series under which expenses incurred will not exceed 0.08% and 0.12%, respectively. During the fiscal year ended December 31, 2005, the Investment Adviser waived fees of $32,038 for Master Small Cap Index Series and $13,001 for Master International Index Series. In addition, the Administrator has agreed to voluntarily waive administrative fees and/or reimburse expenses of each Fund so that Total Annual Fund Operating Expenses will not exceed certain amounts. During the fiscal year ended December 31, 2005, the Administrator waived administration fees totaling $6,113 for the Small Cap Index Fund, $164,375 for the Aggregate Bond Index Fund, $12,656 for the International Index Fund. Total Annual Fund Operating Expenses in the fee table have been restated to assume the absence of any such reimbursement of expenses and/or waiver of fees because it may be discontinued or reduced by the Investment Adviser/Administrator at any time without notice. After taking into account the fee levels described above and such waivers and reimbursements, the total expense ratios were 0.79% for Investor A shares and 0.53% for Institutional shares of the Small Cap Index Fund, 0.60% for Investor A shares and 0.35% for Institutional of the Aggregate Bond Index Fund and 0.80% for Investor A shares and 0.55% for Institutional shares of the International Index Fund.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVESTOR A

	1 Year	3 Years		5 Years		10 Years
S&P 500 Index Fund	$61	$193	†	$337	†	$756	†
Small Cap Index Fund	$82	$258	††	$449	††	$1,001	††
Aggregate Bond Index Fund	$65	$205		$357		$798
International Index Fund	$83	$259		$450		$1,002

INSTITUTIONAL

	1 Year	3 Years		5 Years		10 Years
S&P 500 Index Fund	$36	$114	†	$199	†	$449	†
Small Cap Index Fund	$55	$175	††	$306	††	$688	††
Aggregate Bond Index Fund	$40	$125		$219		$493
International Index Fund	$57	$179		$313		$701
†	These expenses do not reflect the contractual fee waiver and/or reimbursement of expenses described in note (d) to the Fees and Expenses table beyond the first year.
††	These expenses do not reflect the contractual fee waiver and/or reimbursement of expenses described in note (h) to the Fees and Expenses table beyond the first year.

Details About the Fund

How the Funds Invest

ABOUT THE PORTFOLIO

MANAGERS

The S&P 500 Index Fund, International Index Fund and Small Cap Index Fund are managed by Jeffery L. Russo and Debra L. Jelilian, members of the Investment Adviser’s Quantative Index Management Team.

The Aggregate Bond Index Fund is managed by a team of investment professionals comprised of Keith Anderson, Scott Amerco, Matthew Marra and Andrew Phillips.

ABOUT THE INVESTMENT

ADVISER AND SUB-ADVISER

The Funds are managed by BlackRock Advisors, LLC. S&P 500 Index Fund, International Index Fund and Small Cap Index Fund are sub-advised by BlackRock Investment Management, LLC. Aggregate Bond Index Fund is sub-advised by BlackRock Financial Management, Inc. As used in this Prospectus, the term “Investment Adviser” includes the sub-advisers.

Market-Weighted Index — an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with smaller market capitalization.

Short Sale — a sale of securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender.

All Funds

Outlined below are the main strategies the Funds use in seeking to achieve their investment objectives:

The Funds will not attempt to buy or sell securities based on Fund management’s economic, financial or market analysis, but will instead employ a “passive” investment approach. This means that Fund management will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of Fund expenses. A Fund will buy or sell securities only when Fund management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, it is anticipated that a Fund’s portfolio turnover and trading costs will be lower than that of an “actively” managed fund. However, the Funds have operating and other expenses, while an index does not. Therefore, each Fund will tend to underperform its target index to some degree over time.

Each Fund will be substantially invested in securities in the applicable index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are contained in or correlated with securities in the applicable index. This is a non-fundamental policy of each Fund and may not be changed without 60 days’ prior notice to shareholders. A Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index and, accordingly, the investment objective of a Fund may be changed without shareholder approval.

Other strategies. In addition to the main strategies discussed above, the Funds may use certain other investment strategies:

Each Fund may invest in short term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations, repurchase agreements and commingled short-term liquidity funds. To the extent a Fund invests in short term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to the index. The Funds will not invest in options, futures, other derivative instruments or short term money market instruments in order to lessen the Funds’ exposure to common stocks as a defensive strategy, but will instead attempt to remain fully invested at all times. Each Fund may also invest in illiquid securities and repurchase agreements, and may engage in securities lending.

ABOUT THE INVESTMENT

ADVISER AND SUB-ADVISER

Small Capitalization — as of March 31, 2006, the largest stock in the Russell 2000® Index had a market capitalization of approximately $6.5 billion and the average market capitalization of stocks in the index was approximately $1.1 billion.

Mortgage-Backed Securities — securities that give their holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans.

Each Fund may also invest uninvested cash balances in affiliated money market funds.

S&P 500 Index Fund

The S&P 500 is composed of 500 common stocks issued by large-capitalization U.S. companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the U.S. The S&P 500 is generally considered broadly representative of the performance of publicly traded U.S. large capitalization stocks. The S&P 500 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index’s performance. Currently, the largest stocks in the S&P 500 have an effect on the performance of the index that is many times greater than the effect of the other stocks in the index. The stocks in the S&P 500 are chosen by Standard & Poor’s (“S&P”), a division of the McGraw-Hill Companies, Inc. S&P chooses stocks for inclusion in the S&P 500 based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. S&P’s selection of a stock for the S&P 500 does not mean that S&P believes the stock to be an attractive investment.

Outlined below are the main strategies the S&P 500 Index Fund uses in seeking to achieve its investment objective:

The Fund may invest in all 500 stocks in the S&P 500 in roughly the same proportions as their weightings in the S&P 500. For example, if 2% of the S&P 500 is made up of the stock of a particular company, the Fund will normally invest approximately 2% of its assets in that company. This strategy is known as “full replication.” However, when Fund management believes it would be cost efficient, Fund management is authorized to deviate from full replication and to instead invest in a statistically selected sample of the 500 stocks in the S&P 500 which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the S&P 500 as a whole, but which involves less transaction cost than would be incurred through full replication. Fund management may also purchase stocks not included in the S&P 500 when it believes that it would be a cost efficient way of approximating the S&P 500’s performance to do so. If Fund management uses these techniques, the Fund may not track the S&P 500 as closely as it would if it were fully replicating the S&P 500.

Other Strategies. In addition to the S&P 500 Index Fund’s main strategies discussed above, the Fund may use certain other investment strategies:

The Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts linked to the performance of the S&P 500. Derivatives allow the Fund to increase or decrease its exposure to the S&P 500 quickly and at less cost than buying or selling stocks. The Fund will invest in options, futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

Small Cap Index Fund

The Russell 2000 is composed of the common stocks of the 1,001st through the 3,000th largest U.S. companies by market capitalization, as determined by the Frank Russell Company. The stocks represented in the index are issued by small-capitalization U.S. companies in a wide range of businesses. The Russell 2000 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index’s performance. The Russell 2000 is generally considered broadly representative of the performance of publicly traded U.S. smaller-capitalization stocks. Frank Russell Company’s selection of a stock for the Russell 2000 does not mean that Frank Russell Company believes the stock to be an attractive investment.

The Frank Russell Company updates the Russell 2000 once each year, at which time there may be substantial changes in the composition of the index (and consequently, significant turnover in the Fund). Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the index.

Outlined below are the main strategies the Small Cap Index Fund uses in seeking to achieve its investment objective:

The Fund will not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. Instead, the Fund may invest in a statistically selected sample of the stocks included in the Russell 2000. The Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Russell 2000 as a whole.

Other Strategies. In addition to the Small Cap Index Fund’s main strategies discussed above, the Fund may use certain other investment strategies:

The Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts linked to the performance of the Russell 2000. Derivatives allow the Fund to increase or decrease its exposure to the Russell 2000 quickly and at less cost than buying or selling stocks. The Fund will invest in options, futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

Aggregate Bond Index Fund

The Lehman Brothers Aggregate Bond Index is a market-weighted index comprised of 6,500 dollar-denominated investment grade bonds with maturities greater than one year, as chosen by Lehman Brothers Holdings Inc. (“Lehman Brothers”). The Aggregate Bond Index includes:

■	U.S. government and government agency securities

■	securities issued by supranational entities, such as the World Bank

■	securities issued by foreign governments and U.S. and foreign corporations

■	mortgage-backed securities

Lehman Brothers’ selection of a bond for the Aggregate Bond Index does not mean that Lehman Brothers believes the security to be an attractive investment.

Outlined below are the main strategies the Aggregate Bond Index Fund uses in seeking to achieve its investment objective:

The Fund will not invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. Instead, the Fund may invest in a statistically selected sample of bonds included in the Aggregate Bond Index, or in a statistically selected sample of bonds not included in the index but correlated with bonds that are in the index, and in derivative instruments correlated to the Aggregate Bond Index. The Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index as a whole. This may result in different levels of interest rate, credit or other risks from the levels of risks on the securities included in the Aggregate Bond Index. The Aggregate Bond Index Fund may trade securities to the extent necessary to maintain the duration of certain segments of the portfolio close to the duration of corresponding segments of the index, and, accordingly, the Aggregate Bond Index Fund may have a higher portfolio turnover rate than the other Funds.

Because the Aggregate Bond Index is composed of investment grade bonds, the Fund will invest in corporate bonds rated investment grade (rated at least Baa3 by Moody’s Investors Service, Inc. or BBB- by S&P) at the time of purchase, or if unrated, of comparable quality. The Fund may continue to hold a security that is downgraded below investment grade.

The Fund usually will invest a substantial portion of its assets in mortgage- backed securities. Most mortgage-backed securities are issued by Federal government agencies, such as the Government National Mortgage Association (Ginnie Mae), or government sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the Federal government agencies are guaranteed by either the Federal government or the government agency.

Such securities have very little credit risk. Mortgage backed securities issued by certain government agencies and by government sponsored enterprises are not, however, backed by the full faith and credit of the United States. Mortgage-backed securities that are issued by private corporations rather than Federal agencies have credit risk as well as prepayment risk and extension risk.

Other Strategies. In addition to the Aggregate Bond Index Fund’s main strategies discussed above, the Fund may use certain other investment strategies:

The Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts correlated with the performance of the Aggregate Bond Index. Derivatives may allow the Fund to increase or decrease its exposure to the Aggregate Bond Index quickly and at less cost than buying or selling bonds. The Fund may invest in options, futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

The Fund may also purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery, that is, when the Fund buys or sells securities with payment and delivery taking place in the future so that the Fund can lock in a favorable yield and price at the time of entering into the transaction. The Fund may also enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type and coupon) on a specified future date from the same party. During the period between the Fund’s sale of one security and purchase of a similar security, the Fund does not receive principal and interest on the securities sold. The Fund may also enter into standby commitment agreements in which the Fund is committed, for a stated period of time, to buy a stated amount of a fixed income security that may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment, and the Fund is paid a commitment fee whether the security is issued or not.

International Index Fund

The EAFE Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The weighting of the EAFE Index among these countries is based upon each country’s relative market capitalization and not its gross domestic product, which means that the index contains more companies from countries with the larger capital markets (like Japan and the United Kingdom) and these countries have the most effect on the index’s performance. The stocks in the EAFE Index are chosen by Morgan Stanley Capital International, Inc. (“Morgan Stanley”). Morgan Stanley chooses stocks for inclusion in the EAFE Index based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. The EAFE Index is generally considered broadly representative of the performance of stocks traded in the developed international markets. Morgan Stanley’s selection of a stock for the EAFE Index does not mean that Morgan Stanley believes the stock to be an attractive investment.

Outlined below are the main strategies the International Index Fund uses in seeking to achieve its investment objective:

The Fund will, under normal circumstances, invest in all of the countries represented in the EAFE Index. The Fund may not, however, invest in all of the companies within a country represented in the EAFE Index, or in the same weightings as in the EAFE Index. Instead, the International Index Fund may invest in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments correlated with components of the EAFE Index as a whole.

In additional to the International Index Fund’s main strategies discussed above, the Fund may use certain other investment strategies:

The Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts correlated with market indices or countries within the EAFE Index. Derivatives allow the Fund to increase or decrease its exposure to international stocks quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

Investment Risks

This section contains a summary discussion of the general risks of investing in a Fund. As with any Fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Funds:

All Funds

Selection Risk — Selection risk is the risk that a Fund’s investments may perform differently from the securities in the target index.

Non-Diversification Risk — Each Fund is a non-diversified fund. Because each Fund invests in securities of a smaller number of issuers, each Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a Fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

S&P 500 Index Fund, Small Cap Index Fund and International Index Fund

Stock Market Risk — Stock market risk is the risk that the stock market in one or more countries in which a Fund invests will go down in value, including the possibility that one or more markets will go down sharply and unpredictably.

Aggregate Bond Index Fund

Interest Rate Risk — Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short term or long term interest rates rise sharply in a manner not anticipated by Fund management.

Credit Risk — Credit risk is the risk that the issuer of security will be unable to pay the interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds may decline significantly.

Mortgage Backed Securities — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund’s will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.” Extension risk may cause the average maturity of the Fund’s portfolio to increase.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

International Index Fund and Aggregate Bond Index Fund

Foreign Securities Risk — Securities traded on foreign markets have often (though not always) performed differently than securities traded in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets.

■	The economies of certain foreign markets often do not compare favorably with the economy of the United States in areas such as growth of gross domestic product, reinvestment of capital, resources and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

■	Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair a Fund’s ability to purchase or sell foreign securities or transfer its assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

■	Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the United States.

■	Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

■	Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and a Fund’s assets may be uninvested and not earning returns. A Fund may miss investment opportunities or may be unable to sell an investment because of these delays.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund’s portfolio manager to completely and accurately determine a company’s financial condition.

International Index Fund

Currency Risk — Securities in which the International Index Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Certain Risks of Holding Fund Assets Outside the United States — The International Index Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell, and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the United States.

Small Cap Index Fund

Small Cap Risk — Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Fund’s investment in a small cap company may lose substantial value.

The securities of small cap companies generally trade in lower volumes and are subject to greater and less predictable price changes than the securities of larger, more established companies. Investing in smaller companies requires a long term view.

Volatility — Stocks of small companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The Funds may also be subject to certain other risks associated with their investments and investment strategies including:

All Funds

Derivatives — A Fund may use derivative instruments to hedge its investments or to seek to enhance returns. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below to what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Each Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. Each Fund is not required to use hedging and may choose not to do so.

Because each Fund may use derivatives to seek to enhance returns, its investments will expose the Fund to the risks outlined above to a greater extent than if the Fund used derivatives solely for hedging purposes. Use of derivatives to seek to enhance returns may be considered speculative.

Illiquid Securities — Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They include private placement securities that have not been registered under the applicable securities laws. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, a Fund may as a result be unable to sell the securities.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending — Each Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, each Fund may lose money and there may be a delay in recovering the loaned securities. Each Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to each Fund.

Short Sales — Because making short sales in securities that it does not own exposes a Fund to risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fund will realize a gain if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. A Fund may also pay transaction costs and borrowing fees in connection with short sales.

Aggregate Bond Index Fund

Dollar Rolls — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage. The Fund will engage in dollar rolls to enhance return and not for the purpose of borrowing.

Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer. Standby commitment agreements involve the risk that the security will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security, in which case the Fund has lost the investment opportunity for the assets it had set aside to pay for the security and any gain in the security’s price.

When Issued and Delayed Delivery Securities and Forward Commitments — The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Sovereign Debt — The Aggregate Bond Index Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Statement of Additional Information

If you would like further information about the Funds, including how they invest, please see the Statement of Additional Information.

For a discussion of the Funds’ policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. Each Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 12 business days after the end of the month to which the information applies.

Your Account

How to Buy, Sell and Transfer Shares

Each Fund offers two share classes, Investor A shares and Institutional shares. Each share class of a Fund represents an ownership interest in the same investment portfolio. Shares of each class of a Fund are offered without a sales charge or an ongoing distribution fee. Investor A shares of each Fund pay an ongoing account maintenance fee of 0.25% per year. Each Distributor normally pays the annual 0.25% Investor A account maintenance fee to dealers as a service fee on a monthly basis.

Institutional shares are offered only to certain investors including:

■	Investors who currently own Institutional shares of a Fund may make additional purchases of Institutional shares of a Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with a Fund and do not meet the applicable investment minimums.

■	Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain Broker-Dealers or directly from the Transfer Agent

■	Certain qualified retirement plans

■	Investors in selected fee based programs

■	Registered investment advisers with a minimum investment of $250,000

■	Trust department clients of PNC Bank and Merrill Lynch Trust Company and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets

■	Unaffiliated banks, thrifts or trust companies that have agreements with a Distributor

■	Holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a Fund

■	Employees and directors/trustees of BlackRock, Merrill Lynch or their affiliates

Your financial adviser or other financial intermediary can help you determine whether you are eligible to buy Institutional shares or to participate in any of these programs. If you are eligible to buy Institutional shares, you should buy Institutional shares since Investor A shares are subject to an account maintenance fee, while Institutional shares are not.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Administrator, the Distributors or their affiliates intend to make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities. The Administrator, the Distributors or their affiliates may pay all or a portion of those fees out of their own resources. The amount of fees paid to an insurance company or other financial intermediary in any given year will vary and may be based on one or more factors, including a fixed amount, a fixed percentage rate, an insurance company’s or financial intermediary’s sales of Fund shares, assets in Fund shares held by the insurance company’s or intermediary’s customers, or other factors. In addition, consistent with applicable regulations, the Distributors or their affiliates may from time to time pay for or make contributions to financial intermediaries or their employees in connection with various activities including: training and education seminars for financial intermediary employees, clients and potential clients; due diligence meetings regarding the Fund; recreational activities; gifts; and/or other non-cash items. See the Statement of Additional Information for further information.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. created a new BlackRock, Inc., a new independent asset management company. See “Management of the Fund.” In connection with this transaction, Merrill Lynch Index Funds, Inc. was renamed “BlackRock Index Funds, Inc.” These transactions are together referred to as the “Transactions.” In connection with the Transactions, existing shareholders of each Fund as of the date of this Prospectus hold shares as described in the following chart:

If you held shares of the following class as of October 2, 2006:	Your share class became the following share class of the Fund:
Class A	Investor A
Class I	Institutional

Redemption Fee

The Small Cap Index Fund and International Index Fund charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of applicable Fund shares made within 30 days of purchase. The redemption fee is paid to the applicable Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the applicable Fund. The redemption fee is imposed to the extent that the number of applicable Fund shares redeemed (by sale or exchange) within 30 days exceeds the number of applicable Fund shares that have been held for more than 30 days. For redemptions of applicable Fund shares acquired by exchange, your holding period for the shares exchanged will not be tacked on to the holding period for the applicable Fund shares acquired in determining whether to apply the redemption fee. The redemption fee will not apply in the following circumstances:

■	Redemptions resulting from death or disability

■	Redemptions through a Systematic Withdrawal Plan

■	Redemptions of shares purchased through an Automatic Investment Plan

■	Redemptions of shares acquired through dividend reinvestment

■	Redemptions of shares held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended, or plans administered as college savings plans under Section 529 of the Internal Revenue Code, and

■	Redemptions of shares held through advisory fee-based programs that a Distributor determines are not designed to facilitate short-term trading

Each Fund’s shares are distributed by FAM Distributors, Inc. and BlackRock Distributors, Inc., each an affiliate of the Investment Adviser.

The chart on the following pages summarizes how to buy, sell and transfer shares through your financial adviser, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy, sell or transfer shares through the Transfer Agent. To learn more about buying, selling or transferring shares through the Transfer Agent, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial adviser or other financial intermediary may help you with this decision.

Because of the high cost of maintaining smaller shareholder accounts, the Funds may redeem the shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Funds make an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Funds take any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

If You Want to	Your Choices	Information Important for You to Know
Buy Shares	First, select the share class appropriate for you	Refer to the share class table in this Prospectus. Be sure to read this Prospectus carefully.
Next, determine the amount of your investment

The minimum initial investment for Investor A shares of each Fund is $1,000 for all accounts except:

•$250 for certain fee-based programs

•$100 for retirement plans

The minimum initial investment for Institutional shares of each Fund is:

•$2 million for institutions and individuals

•$250,000 for registered investment advisers

(The minimums for initial investments may be waived under certain circumstances.)

Have your financial adviser, selected securities dealer or other financial intermediary submit your purchase order

The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a purchase. Merrill Lynch, an affiliate of the Investment Adviser, generally charges a fee of $5.35.

	Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at (800) 441-7762 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.
Add to Your Investment	Purchase additional shares

The minimum investment for additional purchases is generally $50 except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment programs, may have higher minimums.

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.
	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through your investment account.
Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with a Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating securities dealer or other financial intermediary	You must either: •Transfer your shares to an account with the Transfer Agent; or •Sell your shares, paying any applicable deferred sales charge.
Sell Your Shares	Have your financial adviser, selected securities dealer or other financial intermediary submit your sales order

The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your securities dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries may charge a fee to process a redemption of shares. Merrill Lynch generally charges a fee of $5.35.

A Fund may reject an order to sell shares under certain circumstances.

If You Want to	Your Choices	Information Important for You to Know
	Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent. All shareholders on the account must sign the letter. A signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange and registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than (i) $100,000 for payments by check, (ii) $250,000 for payments through the Automated Clearing House Network (ACH) or wire transfer or (iii) $10,000,000 for sales of Institutional shares. Call (800) 441-7762 for details. Redemption requests in excess of these amounts must be in writing with a medallion signature guarantee.

Redemption proceeds may be paid by check or, if a Fund has verified banking information on file, through ACH or by wire transfer. Investor Shares may also be redeemed by use of a Fund’s automated voice response unit service (VRU). Payment for Investor Shares redeemed by VRU or Internet may be made for nonretirement accounts in amounts up to $25,000, either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15 for redemptions by check sent via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

Sell Shares Systematically	Participate in a Fund’s Systematic Withdrawal Plan

To start a Systematic Withdrawal Plan (“SWP”), you must have a current investment of $10,000 or more in a BlackRock fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form, which may be obtained from the Transfer Agent. To participate, you must have your Fund dividends automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer Agent. If you purchase additional Investor A shares of a BlackRock fund at the same time you redeem shares through the SWP, you may lose money because of any applicable sales charge.

Ask your financial adviser or other financial intermediary for details.

If You Want to	Your Choices	Information Important for You to Know
Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus

You can exchange your shares of a Fund for the same class of shares of many other BlackRock funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Investor A and Institutional shares of each Fund are generally exchangeable for shares of the same class of another BlackRock fund.

Some of the BlackRock funds impose a different initial or deferred sales charge schedule. If you exchange Investor A shares for shares of a fund with a higher initial sales charge than you originally paid, you may be charged the difference at the time of exchange. If you exchange Investor A or Institutional shares for shares of BlackRock Summit Cash Reserves Fund, you will receive Investor A shares of BlackRock Summit Cash Reserves Fund.

You may systematically exchange monies from one fund to up to four other funds. You must have a minimum of $10,000 invested in the initial fund, and investments in any additional funds must meet minimum initial investment requirements.

To exercise the exchange privilege contact your financial adviser, selected securities dealer or other financial intermediary or call the Transfer Agent at (800) 441-7762.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

EZ Trader Account	Allows an investor to purchase or sell Fund shares by telephone or over the Internet through ACH.	Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019. Prior to placing a telephone or internet purchase or sale order, please contact the Fund at (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.
Dividend Allocation Plan	Automatically invests your distributions into another fund of your choice pursuant to your instructions, without any fees or sales charges.	Please call a Fund at (800) 441-7762 for details.
Internet Transactions	Make on-line transactions and view account balances and activity

You may redeem or exchange your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, Firefox 1.0 or higher, and AOL 8.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 6.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 6.2, and Firefox 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Each Fund limits Internet purchases and redemptions in shares of the Fund to $25,000 per trade.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Election Delivery Agreement (if you consent to Electronic Delivery), before attempting to transact online.

Each Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with a Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

Short-Term Trading

Each Fund reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading (sometimes known as “market timing”) into and out of a Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Fund. Short-term or excessive trading may cause a Fund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. Accordingly, each Fund has adopted certain policies and procedures, which have been reviewed and approved by the Funds’ Board of Directors, designed to deter such short-term or excessive trading. Shareholders may not exchange their shares of the Fund for shares of another fund advised by the Investment Adviser or its affiliates unless they have held the shares to be used in the exchange for at least fifteen days. International Index Fund and Small Cap Index Fund also generally charge a 2.00% redemption fee on redemptions (by sale or exchange) made within 30 days of the purchase or exchange of shares. Each Fund will also reject purchase orders from investors who have previously purchased and sold shares of the Fund within a fifteen day period. In addition, each Fund will reject purchase orders, including exchanges that fall both within and outside the fifteen day holding period, from market timers or other investors if Fund management in its discretion has determined that such orders are short-term or excessive, and will be disruptive to the Fund. For these purposes, Fund management considers an investor’s trading history in a Fund or other funds advised by the Investment Adviser or its affiliates, and accounts under common ownership or control. Each Distributor has entered into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with the Transfer Agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short term or excessive trading in the Fund’s shares through such accounts.

Because International Index Fund may invest a substantial portion of its assets in foreign securities that may trade in markets that close some time before the time at which the Fund calculates its net asset value, the Fund is subject to the risks of time zone arbitrage — a market timing strategy that seeks to take advantage of changes in the value of the Fund’s portfolio holdings during the period between the close of the markets in which the Fund’s portfolio securities trade and the close of the New York Stock Exchange.

The securities in which Small Cap Index Fund invests often trade in lower volumes than the securities of larger cap issuers and are generally subject to greater price volatility. For this reason, the Fund is subject to the risk that certain investors may seek to market time the Fund to take advantage

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

of the changes in the value of the Fund’s portfolio holdings that may occur between the time when the Fund calculates its net asset value and the time the prices of the Fund’s holdings next change.

Each Fund applies these policies to all shareholders (except that there are certain conditions under which the redemption fee applicable to Small Cap Index Fund and International Index Fund will not be assessed — See “Your Account — Pricing of Shares — Redemption Fee”). However, management of each Fund may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts or 401(k) plans, is short-term or excessive, and will be disruptive to a Fund and so makes no representation that all such orders can or will be rejected.

Anti-Money Laundering Requirements

Each Fund is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

How Shares Are Priced

When you buy shares, you pay the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by a Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

Generally, Institutional shares will have a higher net asset value than Investor A shares because Institutional shares have lower expenses. Also, dividends paid on Institutional shares will generally be higher than dividends paid on Investor A shares because Institutional shares have lower expenses.

Each Fund may invest a portion of its assets in foreign securities. Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain other fixed-income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the Exchange that may not be reflected in the computation of a Fund’s net asset value. If market quotations are not readily available or, in the Investment Adviser’s judgment, do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the Exchange or the market in which the security is principally traded, that security will be valued by another method that the Board of Directors believes more accurately reflects the fair value.

Each Fund generally values any fixed-income portfolio securities and derivative securities and other instruments using market prices provided by an independent pricing service approved by the Board of Directors. If market quotations are not readily available or, in the Investment Adviser’s judgment, they do not accurately reflect fair value for a security, that security will be valued by another method that the Board of Directors believes more accurately reflects the fair value. Fair value determinations may be made by a Fund’s independent pricing service using a matrix pricing system or other pricing methodologies approved by the Directors or by the Investment Adviser’s Valuation Committee after consideration of the material factors that may affect the value of a particular security.

The Board has adopted valuation procedures for each Fund and has delegated the day-to-day responsibility for fair value determinations to the Investment Adviser’s Valuation Committee. Fair value determinations by the Investment Adviser that affect a Fund’s net asset value are subject to review, approval or ratification, as appropriate, by the Board. In determining whether current market prices are readily available or accurately reflect a security’s fair value, the Investment Adviser monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by a Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer or an exchange during the trading day, a company announcement) or events affecting securities markets generally (for example, market volatility or a natural disaster).

If, after the close of the principal market on which a security held by a Fund is traded and before the time as of which the Fund’s net asset value is calculated that day, a significant event has occurred that the Investment Adviser determines in the exercise of its judgment will cause a change in the value of that security from the closing price of the security on the principal market on which it is traded, the Investment Adviser will use its best judgment to determine a fair value for that security. The Investment Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service approved by the Board of Directors to take those factors into account.

A Fund’s use of fair value pricing is designed to ensure that the Fund’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair value used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

The Funds may accept orders from certain authorized financial intermediaries or their designees. Each Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Participation in Fee-based Programs

If you participate in certain fee-based programs offered by the Investment Adviser or an affiliate, or selected securities dealers or other financial intermediaries, that have agreements with the Distributors, you may be able to buy Institutional shares or exchange other share classes for Institutional shares of a Fund.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated, or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional shares in the program are eligible to purchase additional shares of the respective share class of the Fund, but may be subject to upfront sales charges. Additional

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

“BUYING A DIVIDEND”

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

purchases of Institutional shares by Institutional shareholders are available only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional shares.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into Investor A shares of a Fund or into a money market fund. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program. Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial adviser, selected securities dealer or other financial intermediary.

Dividends and Taxes

The S&P 500 Index Fund, Small Cap Index Fund and International Index Fund will distribute net investment income, if any, at least annually. The Aggregate Bond Index Fund will distribute net investment income, if any, on a monthly basis. The Funds will distribute net realized capital gains, if any, at least annually. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer or other financial intermediary, or the Transfer Agent.

You will pay tax on dividends from a Fund whether you receive them in cash or additional shares. The Funds intend to pay dividends that will either be taxed as ordinary income or capital gains. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent that a Fund makes any distributions derived from qualifying dividends and long-term capital gain, such distributions will be eligible for taxation at the reduced rate.

If you redeem Fund shares, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax.

If you are neither a lawful, permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of the excess of net short term capital gains over net long term capital losses) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain distributions designated by the Fund as either interest related dividends or short term gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

Dividends and interest received by the International Index Fund and the Aggregate Bond Index Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The International Index Fund expects to make an election that will generally require shareholders to include in income their share of foreign withholding taxes paid by the Fund. Shareholders may be entitled to treat these taxes as taxes paid by them, and therefore, deduct such taxes in computing their taxable income or, in some cases, to use them as foreign tax credits against the U.S. Federal income taxes otherwise owed.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semiannual reports and prospectuses by enrolling in a Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Log into your account

Delivery of Shareholder Documents

Each Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact a Fund at (800) 441-7762.

Management of the Fund

BlackRock Advisors

BlackRock Advisors, LLC is the Investment Adviser of each Series and manages their investments subject to the oversight of the Board of Trustees of Quantitative Master Series Trust. The Investment Adviser is a wholly owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. The combined company offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. The new company has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

The Trust has entered into an agreement with the Investment Adviser (the “Investment Advisory Agreement”) pursuant to which the Investment Adviser receives compensation for its services to the Trust. Under the Investment Advisory Agreement, the Trust pays the Investment Adviser a fee based on each Series average daily net assets, shown below:

Series	Actual Current Fee Rate	Contractual Fee Rate(2)
S&P 500 Index Series(1)	0.005%	0.01%
Small Cap Index Series(1)	0.01%	0.01%
Aggregate Bond Index Series(1)	0.01%	0.01%
International Index Series	0.01%	0.01%
(1)	The Investment Adviser has entered into a contract with the Trust on behalf of such Series and certain corresponding “feeder” funds (each a “Feeder Fund”) that provides that the management fee for each Series when combined with the administrative fee of each such corresponding Feeder Fund, will not exceed specified amounts. Absent this contractual arrangement, the Investment Adviser of S&P 500 Index Series would receive management fees as a percentage of daily net assets as set forth in the “Contractual Fee Rate” column. This contractual arrangement also applies to the Small Cap Index Fund, the Aggregate Bond Index Fund and the corresponding Series in which they invest. However, because the combined management and administrative fees for these Funds/Series do not currently exceed the specified amounts, no fees are currently being waived for these Funds/Series. This arrangement has a one-year term and is renewable. The Investment Adviser has not entered into a similar arrangement with the Series in which the International Index Fund invests.
(2)	Excluding fee waivers.

The Investment Adviser has the responsibility for making all investment decisions for the Series. The Investment Adviser has a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate, with respect to S&P 500 Index Fund, Small Cap Index Fund and International Index Fund, under which the Investment Adviser pays BIM for services it provides 74% of its advisory fee. The Investment Adviser has a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate, with respect to Aggregate Bond Index Fund, under which the Investment Adviser pays BFM for services it provides 59% of its advisory fee. The sub-adviser is responsible for the day-to-day management of the Series.

Each Fund pays BlackRock Advisors, LLC, as the Administrator, an administration fee at the annual rate of the average daily net assets of the respective Fund, as described in the table below.

Administrative Fees:

Fund	Contractual Fee Rate**
S&P 500 Index Fund*	0.245%
Small Cap Index Fund*	0.29%
Aggregate Bond Index Fund*	0.19%
International Index Fund	0.34%
*	The Investment Adviser has entered into a contractual arrangement that provides that the management fee for the Series, when combined with the administrative fees of certain funds that invest in the Series, will not exceed specific amounts. Absent this contractual arrangement, the Investment Adviser of Master S&P 500 Index Series would receive management fees as a percentage of average daily net assets of 0.01%. This contractual arrangement also applies to the Small Cap Index Fund, the Aggregate Bond Index Fund and the corresponding Series in which they invest. However, because the combined management and administrative fees for these Funds/Series do not currently exceed the specified amounts, no fees are currently being waived for these Funds/Series. This arrangement has a one-year term and is renewable. The Investment Adviser has not entered into a similar arrangement with the Series in which the International Index Fund invests.
**	Excluding voluntary fee waivers.

Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as each Fund’s investment adviser, and Merrill Lynch Investment Managers, L.P. (“MLIM”) acted as each Fund’s administrator. The tables below show the annual fee rates received by FAM for investment advisory services to the underlying Series and the annual fee rates received by MLIM for administrative services to the Funds for the fiscal year ended December 31, 2005.

Advisory Fees:

Series	Actual Current Fee Rate	Contractual Fee Rate	Fee Rate for the Fiscal Year Ended December 31, 2005 (reflects fee waivers where applicable)
Master S&P 500 Index Series*	0.005%	0.05%	0.005%
Master Small Cap Index Series*	0.01%	0.08%	0.001%
Master Aggregate Bond Index Series*	0.01%	0.06%	0.01%
Master International Index Series	0.01%	0.01%	0.007%

Administrative Fees:

Fund	Contractual Fee Rate**	Fee Rate for the Fiscal Year Ended December 31, 2005 (reflects voluntary fee waivers where applicable)
S&P 500 Index Fund*	0.245%	0.245%
Small Cap Index Fund*	0.29%	0.285%
Aggregate Bond Index Fund*	0.19%	0.145%
International Index Fund	0.34%	0.334%
*	FAM had entered into a contractual arrangement that provided that the management fee for the Series, when combined with the administrative fees of certain funds that invest in the Series, would not exceed specific amounts. Absent these contractual arrangements, FAM, as investment adviser of Master S&P 500 Index Series, Master Small Cap Index Series and Master Aggregate Bond Index Series, would have received management fees as a percentage of average daily net assets of 0.05%, 0.08% and 0.06%, respectively. FAM did not enter into a similar arrangement with the Series in which the International Index Fund invests.
**	Excluding voluntary fee waivers.

A discussion of the basis of the Board of Trustees’ approval of the Series’ investment advisory agreements is included in the Trust’s semi-annual shareholder report for the most recent fiscal period ended June 30, 2006. A discussion of the Board of Trustees’ approval of the Series’ sub-advisory agreements will be included in the Fund’s annual shareholder report for the fiscal year ended December 31, 2006.

S&P 500 Index Fund, International Index Fund and Small Cap Index Fund

Each Fund is managed by Jeffrey L. Russo, CFA and Debra L. Jelilian, who are members of the Investment Adviser’s Quantitative Index Management Team. Mr. Russo and Ms. Jelilian are jointly and primarily responsible for the day to day management of each Fund’s portfolio and the selection of each Fund’s investment. Mr. Russo has been a Director of the Investment Adviser since 2006. Mr. Russo was a Director of MLIM from 2004 to 2006, was a Vice President thereof from 1999 to 2004, and has been a member of the Funds’ management team since 2000. Mr. Russo has eleven years’ experience as a portfolio manager and trader. Ms. Jelilian has been a Director of the Investment Adviser since 2006. Ms. Jelilian was a Director of MLIM from 1999 to 2006, and has been a member of the Funds’ management team since 2000. Ms. Jelilian has fourteen years’ experience in investing and in managing index investments.

Aggregate Bond Index Fund

The Fund is managed by a team of investment professionals comprised of Keith Anderson, Scott Amero, Matthew Marra and Andrew Phillips. This team has managed the Fund’s portfolio since 2006.

Scott Amero is a Managing Director of BlackRock and co-head of BlackRock’s fixed income portfolio management team. He is a member of the Management Committee and the Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global credit research. He is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust. He has been with BlackRock since 1990.

Keith Anderson is a Vice Chairman and member of the Executive and Management Committees of BlackRock. Mr. Anderson is BlackRock’s Chief Investment Officer for Fixed Income. Mr. Anderson is Chairman of the Investment Strategy Group and is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors worldwide. Mr. Anderson was a founding member of BlackRock and has been with BlackRock since 1988. Mr. Anderson is a member of the Treasury Borrowing Advisory Committee, which meets quarterly in Washington, DC with the Secretary and Staff of the US Treasury to advise on the financing and management of the Federal debt.

Matthew Marra is a Managing Director of and portfolio manager with BlackRock and is a member of the Investment Strategy Group. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Andrew Phillips is a Managing Director of and portfolio manager with BlackRock and is a member of the Investment Strategy Group. Mr. Phillips has been a Managing Director of BlackRock since 1999 and a portfolio manager therewith since 1995. Mr. Phillips’ primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios.

For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares, please see the Statement of Additional Information.

The Investment Adviser was organized in 1994 to perform advisory services for investment companies. BlackRock Investment Management, LLC is a registered investment adviser organized in 1999. BlackRock Financial Management, Inc. is a registered investment adviser organized in 1994. The Investment Adviser and its affiliates had approximately $1.04 trillion in investment company and other portfolio assets under management as of June 30, 2006.

From time to time a manager, analyst, or other employee of the Investment Adviser or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Investment Adviser or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

Conflicts of Interest

The investment activities of the Investment Adviser and its affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. The Investment Adviser provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Funds. The Investment Adviser and its affiliates (including, for these purposes, the Investment Adviser, Merrill Lynch & Co., Inc., BlackRock, Inc., PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)), are involved with a broad spectrum of financial services and asset management activities, and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by a Fund and may result in an Affiliate having positions that are adverse to those of a Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate may compete with a Fund for appropriate investment opportunities. In addition, a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. A Fund also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. A Fund may also make brokerage and other payments to an Affiliate in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Funds’ Board of Trustees, each Fund has retained an Affiliate of the Investment Adviser to serve as the securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from a Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which each Fund may lend its portfolio securities under the securities lending program.

The activities of the Investment Adviser and its Affiliates may give rise to other conflicts of interest that could disadvantage a Fund and its shareholders. The Investment Adviser has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

Master/Feeder Structure

Each Fund is a “feeder” fund that invests all of its assets in a corresponding Series of the Quantitative Master Series Trust (the “Trust”). Investors in a Fund will acquire an indirect interest in the Series.

Each Series may accept investments from other feeder funds, and all the feeders of a Series bear the portfolio’s expenses in proportion to their assets. This structure may enable a Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the master portfolio from different feeders may offset each other and produce a lower net cash flow.

However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to a Series on more attractive terms, or could experience better performance, than another feeder. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same portfolio. Information about other feeders, if any, is available by calling (800) 441-7762.

Whenever a Series holds a vote of its feeder funds, each Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a Fund over the operations of the master portfolio.

Each Fund may withdraw from a Series at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends). The information for each period, with the exception of the six months ended June 30, 2006, has been audited by Deloitte & Touche LLP, whose reports, along with the Funds’ financial statements, are included in the Funds’ Annual Reports, which are available upon request.

S&P 500 Index Fund

	Investor A							Institutional
	For the Six Months Ended June 30, 2006 (unaud- ited)		For the Year Ended December 31,					For the Six Months Ended June 30, 2006 (unaud- ited)		For the Year Ended December 31,
			2005	2004	2003	2002	2001			2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$15.26		$14.81	$13.62	$10.75	$14.05	$16.16	$15.29		$14.84	$13.64	$10.76	$14.08	$16.18
Investment income — net	.10	†	.19 †	.20 †	.14 †	.13 †	.10	.12	†	.23 †	.24 †	.17 †	.16 †	.13
Realized and unrealized gain (loss) — net	.28		.46	1.19	2.87	(3.31)	(2.12)	.28		.46	1.19	2.88	(3.33)	(2.10)
Total from investment operations	.38		.65	1.39	3.01	(3.18)	(2.02)	.40		.69	1.43	3.05	(3.17)	(1.97)
Less dividends from investment income — net	—		(.20)	(.20)	(.14)	(.12)	(.09)	—		(.24)	(.23)	(.17)	(.15)	(.13)
Net asset value, end of period	$15.64		$15.26	$14.81	$13.62	$10.75	$14.05	$15.69		$15.29	$14.84	$13.64	$10.76	$14.08
Total Investment Return:
Based on net asset value per share	2.49	%#	4.38%	10.22%	28.02%	(22.62)%	(12.49)%	2.62	%#	4.63%	10.55%	28.35%	(22.51)%	(12.19)%
Ratios to Average Net Assets:*
Expenses, net of reimbursement	.60	%**	.60%	.59%	.61%	.61%	.62%	.35	%**	.35%	.34%	.36%	.36%	.37%
Expenses	.60	%**	.60%	.59%	.61%	.61%	.63%	.35	%**	.35%	.34%	.36%	.36%	.38%
Investment income — net	1.30	%**	1.27%	1.42%	1.19%	1.03%	.71%	1.55	%**	1.52%	1.68%	1.44%	1.27%	.97%
Supplemental Data:
Net assets, end of period (in thousands)	$870,799		$896,796	$939,608	$880,875	$648,569	$772,750	$1,524,341		$1,544,023	$1,653,423	$1,428,292	$931,917	$1,108,832
Portfolio turnover of the Series	2.34%		10.80%	5.84%	3.60%	4.59%	3.21%	2.34%		10.80%	5.84%	3.60%	4.59%	3.21%

†	Based on average shares outstanding.
*	Includes the Fund’s share of the Series’ allocated expenses and/or investment income — net.
**	Annualized.
#	Aggregate total investment return.

FINANCIAL HIGHLIGHTS (continued)

Small Cap Index Fund

	Investor A							Institutional
	For the Six Months Ended June 30, 2006 (unaudited)		For the Year Ended December 31,					For the Six Months Ended June 30, 2006 (unaudited)		For the Year Ended December 31,
			2005	2004	2003	2002	2001			2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$14.36		$14.10	$12.06	$8.29	$10.53	$10.45	$14.36		$14.10	$12.06	$8.28	$10.53	$10.45
Investment income — net##	.06		.06	.05	.04	.05	.08	.08		.10	.08	.06	.08	.10
Realized and unrealized gain (loss) — net	1.06	#	.49 #	2.03 #	3.76	(2.23)	.08	1.06	#	.49 #	2.04 #	3.77	(2.25)	.10
Total from investment operations	1.12		.55	2.08	3.80	(2.18)	.16	1.14		.59	2.12	3.83	(2.17)	.20
Less dividends and distributions from:
Investment income — net	—		(.07)	(.04)	(.03)	(.06)	(.08)	—		(.11)	(.08)	(.05)	(.08)	(.12)
Realized gain — net	—		(.22)	—	—	—	—	—		(.22)	—	—	—	—
Total dividends and distributions	—		(.29)	(.04)	(.03)	(.06)	(.08)	—		(.33)	(.08)	(.05)	(.08)	(.12)
Net asset value, end of period	$15.48		$14.36	$14.10	$12.06	$8.29	$10.53	$15.50		$14.36	$14.10	$12.06	$8.28	$10.53
Total Investment Return:
Based on net asset value per share	7.80	%†	3.88%	17.29%	45.85%	(20.75)%	1.57%	7.94	%†	4.16%	17.55%	46.32%	(20.61)%	1.88%
Ratios to Average Net Assets:*
Expenses, net of waiver	.74	%**	.79%	.81%	.85%	.75%	.75%	.49	%**	.53%	.56%	.60%	.50%	.50%
Expenses	.74	%**	.80%	.81%	.88%	.89%	.88%	.49	%**	.54%	.56%	.63%	.64%	.63%
Investment income — net	.80	%**	.43%	.38%	.36%	.56%	.78%	1.07	%**	.69%	.64%	.61%	.82%	1.02%
Supplemental Data:
Net assets, end of period (in thousands)	$51,890		$48,896	$56,522	$50,280	$34,308	$44,505	$77,706		$63,671	$68,024	$51,194	$30,938	$36,317
Portfolio turnover of the Series	29.38%		36.63%	37.74%	28.57%	39.00%	48.50%	29.38%		36.63%	37.74%	28.57%	39.00%	48.50%

#	Includes redemption fee, which is less than $.01 per share.
##	Based on average shares outstanding.
*	Includes the Fund’s share of the Series’ allocated expenses and/or investment income — net.
**	Annualized.
†	Aggregate total investment return.

FINANCIAL HIGHLIGHTS (continued)

Aggregate Bond Index Fund

	Investor A							Institutional
	For the Six Months Ended June 30, 2006 (unaudited)		For the Year Ended December 31,					For the Six Months Ended June 30, 2006 (unaudited)	For the Year Ended December 31,
			2005	2004	2003	2002	2001		2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$10.51		$10.78	$10.91	$10.96	$10.50	$10.31	$10.51	$10.78	$10.91	$10.95	$10.50	$10.31
Investment income — net	.22	††	.41 ††	.39 ††	.41 ††	.52 ††	.58	.24	.44 ††	.42 ††	.43 ††	.55 ††	.61
Realized and unrealized gain (loss) — net	(.33)		(.21)	.04	(.05)	.46	.19	(.33)	(.22)	.04	(.03)	.45	.19
Total from investment operations	(.11)		.20	.43	.36	.98	.77	(.09)	.22	.46	.40	1.00	.80
Less dividends and distributions:
Investment income — net	(.22)		(.42)	(.40)	(.41)	(.52)	(.58)	(.24)	(.44)	(.43)	(.44)	(.55)	(.61)
Realized gain — net	—		(.05)	(.16)	—	—	—	—	(.05)	(.16)	—	—	—
Total dividends and distributions	(.22)		(.47)	(.56)	(.41)	(.52)	(.58)	(.24)	(.49)	(.59)	(.44)	(.55)	(.61)
Net asset value, end of period	$10.18		$10.51	$10.78	$10.91	$10.96	$10.50	$10.18	$10.51	$10.78	$10.91	$10.95	$10.50
Total Investment Return:
Based on net asset value per share	(1.01	%)#	1.83%	4.05%	3.35%	9.61%	7.60%	(.89%)#	2.09%	4.31%	3.70%	9.78%	7.87%
Ratios to Average Net Assets:*
Expenses, net of waiver	.60	%**	.60%	.60%	.60%	.59%	.60%	.35%**	.35%	.35%	.35%	.34%	.35%
Expenses	.61	%**	.64%	.61%	.62%	.61%	.71%	.36%**	.39%	.36%	.37%	.36%	.46%
Investment income — net	4.35	%**	3.87%	3.60%	3.70%	4.91%	5.50%	4.60%**	4.12%	3.85%	3.95%	5.16%	5.72%
Supplemental Data:
Net assets, end of period (in thousands)	$27,614		$28,984	$47,466	$63,872	$61,029	$60,438	$332,955	$332,037	$350,026	$365,898	$360,991	$324,390
Portfolio turnover of the Series	67.11%		147.39%	159.44%	136.76%	112.18%	144.23%	67.11%	147.39%	159.44%	136.76%	112.18%	144.23%

††	Based on average shares outstanding.
*	Includes the Fund’s share of the Series’ allocated expenses and/or investment income — net.
**	Annualized.
#	Aggregate total investment return.

FINANCIAL HIGHLIGHTS (concluded)

International Index Fund

	Investor A							Institutional
	For the Six Months Ended June 30, 2006 (unaudited)		For the Year Ended December 31,					For the Six Months Ended June 30, 2006 (unaudited)		For the Year Ended December 31,
			2005	2004	2003	2002	2001			2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$12.41		$11.15	$9.56	$7.06	$8.62	$11.33	$12.47		$11.19	$9.59	$7.08	$8.64	$11.36
Investment income — net##	.18		.21	.17	.12	.11	.08	.20		.23	.19	.15	.14	.12
Realized and unrealized gain (loss) — net	1.05	#	1.21 #	1.67 #	2.56	(1.53)	(2.64)	1.05	#	1.24 #	1.69 #	2.56	(1.55)	(2.67)
Total from investment operations	1.23		1.42	1.84	2.68	(1.42)	(2.56)	1.25		1.47	1.88	2.71	(1.41)	(2.55)
Less dividends and distributions:
Investment income — net	—		(.16)	(.25)	(.18)	(.13)	(.08)	—		(.19)	(.28)	(.20)	(.14)	(.10)
Realized gain — net	—		—	—	—	(.01)	(.07)	—		—	—	—	(.01)	(.07)
Total dividends and distributions	—		(.16)	(.25)	(.18)	(.14)	(.15)	—		(.19)	(.28)	(.20)	(.15)	(.17)
Net asset value, end of period	$13.64		$12.41	$11.15	$9.56	$7.06	$8.62	$13.72		$12.47	$11.19	$9.59	$7.08	$8.64
Total Investment Return:
Based on net asset value per share	9.91	%†	12.81%	19.46%	38.10%	(16.21)%	(22.60)%	10.02	%†	13.19%	19.78%	38.39%	(16.06)%	(22.45)%
Ratios to Average Net Assets:*
Expenses, net of waiver	.75	%**	.80%	.83%	.87%	.84%	.89%	.50	%**	.55%	.58%	.62%	.58%	.64%
Expenses	.86	%**	.81%	.84%	.88%	.92%	1.05%	.61	%**	.56%	.59%	.62%	.67%	.81%
Investment income — net	2.76	%**	1.84%	1.69%	1.59%	1.43%	.82%	3.00	%**	1.98%	1.91%	1.86%	1.72%	1.18%
Supplemental Data:
Net assets, end of period (in thousands)	$181,999		$160,177	$132,873	$103,725	$62,310	$52,836	$104,373		$90,157	$35,878	$27,494	$19,770	$26,367
Portfolio turnover of the Series	19.89%		11.33%	13.50%	8.55%	19.52%	30.19%	19.89%		11.33%	13.50%	8.55%	19.52%	30.19%

#	Includes redemption fee, which is less than $.01 per share.
##	Based on average shares outstanding.
*	Includes the Fund’s share of the Series’ allocated expenses and/or investment income — net.
**	Annualized.
†	Aggregate total investment return.

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FUNDS

BlackRock S&P 500 Index Fund

BlackRock Small Cap Index Fund

BlackRock Aggregate Bond Index Fund

BlackRock International Index Fund

of BlackRock Index Funds, Inc.

P.O. Box 9011

Princeton, New Jersey 08543-9011

INVESTMENT ADVISER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISERS

BlackRock Investment Management, LLC

P.O. Box 9011

Princeton, New Jersey 08543-9011

BlackRock Financial Management, Inc.

40 East 52nd Street

New York, New York 10022

TRANSFER AGENT

PFPC, Inc.

P.O. Box 9819

Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

750 College Road East

Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER

State Street Bank and Trust Company

500 College Road East

Princeton, New Jersey 08540

DISTRIBUTORS

BlackRock Distributors, Inc.

760 Moore Road

King of Prussia, Pennsylvania 19406

FAM Distributors, Inc.

P.O. Box 9081

Princeton, New Jersey 08543-9081

CUSTODIAN FOR MASTER INTERNATIONAL INDEX SERIES

J.P. Morgan Chase Bank

4 Chase Metrotech Center, 18th Floor

Brooklyn, New York 11245

CUSTODIAN FOR MASTER S&P 500 INDEX SERIES, MASTER SMALL CAP INDEX SERIES AND MASTER AGGREGATE BOND INDEX SERIES

Merrill Lynch Trust Company

800 Scudders Mill Road

Plainsboro, New Jersey 08536

COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

For More Information

Shareholder Reports

Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual reports. In the Funds’ Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. You may obtain these reports at no cost at www.blackrock.com or by calling (800) 441-7762.

A Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial adviser or other financial intermediary, or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial adviser or other financial intermediary or call the Transfer Agent at (800) 441-7762.

Statement of Additional Information

The Funds’ Statement of Additional Information contains further information about the Funds and is incorporated by reference into (legally considered to be part of) this Prospectus. You may obtain a free copy at www.blackrock.com or by writing the Funds at PFPC, Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019 or by calling (800) 441-7762.

Contact your financial adviser, or other financial intermediary, or contact the Funds at the telephone number or address indicated above, if you have any questions.

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. This information is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

INVESTMENT COMPANY ACT FILE #811-7899

© BlackRock Advisors, LLC

Code #19003-100GBR

STATEMENT OF ADDITIONAL INFORMATION

BLACKROCK INDEX FUNDS, INC.

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

BlackRock Index Funds, Inc. (the “Corporation”) currently consists of four operating portfolios or series: BlackRock S&P 500 Index Fund (“S&P 500 Index Fund”), BlackRock Small Cap Index Fund (“Small Cap Index Fund”), BlackRock Aggregate Bond Index Fund (“Aggregate Bond Index Fund”) and BlackRock International Index Fund (“International Index Fund”) (collectively, the “Funds,” and each, a “Fund”). Each Fund invests all of its assets in a corresponding series (collectively, the “Series,” and each, a “Series”) of Quantitative Master Series Trust (the “Trust”) that has the same investment objective as the Fund.

This Statement of Additional Information of the Funds is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated October 2, 2006 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-441-7762 or by writing to the Funds at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information has been incorporated by reference into the Prospectus. The Funds’ and Series’ audited financial statements are incorporated into this Statement of Additional Information by reference to their 2005 Annual Reports and the unaudited financial information for the six month period ended June 30, 2006 is incorporated into this Statement of Additional Information by reference to the Corporation’s 2006 Semi-Annual Report. You may request a copy of the Annual Report and Semi-Annual Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time Monday to Friday.

INVESTMENT ADVISER

BLACKROCK ADVISORS, LLC

DISTRIBUTORS

FAM DISTRIBUTORS, INC.

BLACKROCK DISTRIBUTORS, INC.

The date of this Statement of Additional Information is October 2, 2006.

INVESTMENT OBJECTIVES AND POLICIES

The Corporation currently consists of four operating series: S&P 500 Index Fund, Small Cap Index Fund, Aggregate Bond Index Fund and International Index Fund. Each Fund’s investment objective is to provide investment results that, before expenses, seek to replicate the total return (i.e., the combination of capital changes and income) of a specified securities index. Each Fund is classified as a non-diversified mutual fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Each Fund seeks to achieve its objective by investing all of its assets in a corresponding Series of the Trust that has the same investment objective as the Fund. Each Fund’s investment experience and results will correspond directly to the investment experience of the respective Series in which it invests. Thus, all investments are made at the level of the Series. For simplicity, however, with respect to investment objectives, policies and restrictions, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the underlying Series in which a Fund invests. Reference is made to the discussion under “How the Funds Invest” in the Prospectus for information with respect to each Fund’s and each Series’ investment objectives and policies. There can be no assurance that the investment objectives of the Funds will be achieved.

The Funds’ investment objectives are not fundamental policies and may be changed by the Board of Directors of the Corporation (the “Directors”) without shareholder approval. The Directors may also change the target index of a Fund if they consider that a different index would facilitate the management of the Fund in a manner which better enables the Fund to seek to replicate the total return of the market segment represented by the current index.

S&P 500 Index Fund

The investment objective of the S&P 500 Index Fund is to match the performance of the Standard & Poor’s® 500 Index (the “S&P 500”) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its investment objective by investing all of its assets in the Master S&P 500 Index Series of the Trust (“S&P 500 Index Series”), which has the same investment objective as the Fund. The following is a description of the investment policies of the S&P 500 Index Fund.

In seeking to replicate the total return of the S&P 500, BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) generally will allocate the S&P 500 Index Fund’s investments among common stocks in approximately the same weightings as the S&P 500. In addition, the Investment Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the S&P 500. At times the Fund may not invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. At those times, the Fund chooses investments so that the market capitalizations, industry weighting and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The S&P 500 Index Fund may also engage in securities lending. See “Other Investment Policies, Practices and Risk Factors.”

The S&P 500 is composed of the common stocks of 500 large capitalization companies from various industrial sectors, most of which are listed on the New York Stock Exchange, Inc. A company’s stock market capitalization is the total market value of its outstanding shares. The S&P 500 represents a significant portion of the market value of all common stocks publicly traded in the United States.

Small Cap Index Fund

The investment objective of the Small Cap Index Fund is to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its investment objective by investing all of its assets in the Master Small Cap Index Series of the Trust (“Small Cap Index Series”), which has the same investment objective as the Fund. The following is a description of the investment policies of the Small Cap Index Fund.

In seeking to replicate the total return of the Russell 2000, the Investment Adviser may not allocate the Small Cap Index Fund’s investments among all of the common stocks in the Russell 2000, or in the same weightings as the Russell 2000. Instead, the Small Cap Index Fund may invest in a statistically selected sample of the stocks included in the Russell 2000 and other types of financial instruments. The Investment Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the Russell 2000. The investments to be included in the Small Cap Index Fund will be selected so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks, and of the stocks underlying or otherwise related to the foregoing financial instruments, closely approximate those same factors in the Russell 2000, with the objective of reducing the selected investment portfolio’s deviation from the performance of the Russell 2000 (this deviation is referred to as “tracking error”). The Small Cap Index Fund may also engage in securities lending. See “Other Investment Policies, Practices and Risk Factors.”

The Russell 2000 is composed of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. A company’s stock market capitalization is the total market value of its outstanding shares.

Aggregate Bond Index Fund

The investment objective of the Aggregate Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the “Aggregate Bond Index”) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its investment objective by investing all of its assets in the Master Aggregate Bond Index Series of the Trust (“Aggregate Bond Index Series”), which has the same investment objective as the Fund. The following is a description of the investment policies of the Aggregate Bond Index Fund.

In seeking to replicate the total return of the Aggregate Bond Index, the Investment Adviser may not allocate the Aggregate Bond Index Fund’s investments among all of the bonds in the Aggregate Bond Index, or in the same weightings as the Aggregate Bond Index. Instead, the Aggregate Bond Index Fund may invest in a statistically selected sample of bonds included in the Aggregate Bond Index, or in a statistically selected sample of bonds not included in the index but correlated with bonds that are in the index, and in derivative instruments linked to the Aggregate Bond Index. The Investment Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the Aggregate Bond Index. The Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration or credit quality similar to bonds in the index. The investments to be included in the Aggregate Bond Index Fund will be selected with the objective of reducing the selected investment portfolio’s deviation from the performance of the Aggregate Bond Index (tracking error). Selection of bonds other than those included in the Aggregate Bond Index, or in different weightings from the Index, may result in levels of interest rate, credit or prepayment risks that differ from the levels of risks on the securities composing the Aggregate Bond Index. See “Risk Factors — Investments in Fixed-Income Securities.” The Aggregate Bond Index Fund may also engage in securities lending. See “Other Investment Policies, Practices and Risk Factors.”

The Aggregate Bond Index is composed primarily of dollar-denominated investment grade bonds in the following classes: U.S. Treasury and agency securities, U.S. corporate bonds, foreign corporate bonds, foreign sovereign debt (debt securities issued or guaranteed by foreign governments and governmental agencies), supranational debt (debt securities issued by entities, such as the World Bank, constituted by the governments of several countries to promote economic development) and mortgage-backed securities with maturities greater than one year. Corporate bonds contained in the Aggregate Bond Index represent issuers from various industrial sectors.

The Aggregate Bond Index Fund may invest in U.S. Treasury bills, notes and bonds and other “full faith and credit” obligations of the U.S. Government. The Aggregate Bond Index Fund may also invest in U.S. Government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. “Agency” securities may not be backed by the “full faith and credit” of the U.S. Government. U.S. Government agencies may include the Federal Farm Credit Bank, the Resolution Trust Corporation and the Government National Mortgage Association. “Agency” obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.

Because the Aggregate Bond Index is composed of investment grade bonds, the Aggregate Bond Index Fund will invest in corporate bonds rated investment grade — i.e., those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB — by Standard & Poor’s (“S&P”), the equivalent by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, of equal quality in the opinion of the Investment Adviser. Corporate bonds ranked in the fourth highest rating category, while considered “investment grade,” have more speculative characteristics and are more likely to be downgraded than securities rated in the three highest ratings categories. In the event that the rating of a security in the Aggregate Bond Index Fund is lowered below Baa or BBB, the Aggregate Bond Index Fund may continue to hold the security. Such securities rated below investment grade are considered to be speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Descriptions of the ratings of bonds are contained in the Appendix.

The Aggregate Bond Index Fund may also invest in other instruments that “pass through” payments on such obligations, such as collateralized mortgage obligations (“CMOs”).

International Index Fund

The investment objective of the International Index Fund is to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Capitalization Weighted Index in U.S. dollars with net dividends (the “EAFE Index”) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its investment objective by investing all of its assets in the Master International Index Series of the Trust (“International Index Series”), which has the same investment objective as the Fund. The following is a description of the investment policies of the International Index Fund.

In seeking to replicate the total return of the EAFE Index, the International Index Fund will, under normal circumstances, invest in all of the countries in the EAFE Index, but the Investment Adviser may not allocate the International Index Fund’s investments among all of the companies within a country, represented in the EAFE Index, or in the same weightings as the EAFE Index. Instead, the International Index Fund may invest in a sample of the equity securities included in the EAFE Index and in derivative instruments correlated with components of the EAFE Index based on the Investment Adviser’s optimization process, a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the index with less transaction costs than would be incurred through full replication. In addition, the Investment Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the EAFE Index. The investments to be included in the International Index Fund will be selected so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks, and of the stocks underlying or otherwise related to the foregoing financial instruments, closely approximate those same factors in the EAFE Index, with the objective of reducing the selected investment portfolio’s deviation from the performance of the EAFE Index (tracking error). The International Index Fund may also engage in securities lending. See “Other Investment Policies, Practices and Risk Factors.”

The EAFE Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States and which are selected from among the larger capitalization companies in such markets. A company’s stock market capitalization is the total market value of its outstanding shares. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The weighting of the EAFE Index among these countries is based upon each country’s relative market capitalization. Gross Domestic Product (GDP) is the basis for country weightings in another version of the EAFE Index. Relative market capitalization is historically more volatile than relative GDP, so weightings among countries tend to change more over time in a capitalization-weighted index than as is the case in a GDP-weighted index.

About Indexing and Management of the Funds

About Indexing. The Funds are not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Fund, utilizing essentially a “passive” or “indexing” investment approach, seeks to replicate, before each Fund’s expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

Indexing and Managing the Funds. Each Fund will be substantially invested in securities in the applicable index, and will invest, under normal circumstances, at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index (equity securities, in the case of the S&P 500 Index Fund, Small Cap Index Fund and International Index Fund (the “Equity Funds”), and fixed-income securities, in the case of the Aggregate Bond Index Fund (the “Fixed-Income Fund”)). For this purpose, net assets include any borrowings for investment purposes, calculated at the time the Fund invests its assets.

Because each Fund seeks to replicate the total return of its respective index, generally the Investment Adviser will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, the Investment Adviser may omit or remove a security which is included in an index from the portfolio of a Fund if, following objective criteria, the Investment Adviser judges the security to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

The Investment Adviser may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to a Fund or by a Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. The Investment Adviser will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, the Investment Adviser may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities’ weightings in the target index.

Each Fund’s ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Fund, taxes (including foreign withholding taxes, which will affect the International Index Fund and the Aggregate Bond Index Fund due to foreign tax withholding practices), changes in either the composition of the index or the assets of a Fund, and the timing and amount of Fund investor contributions and withdrawals, if any. In addition, each Fund’s total return will be affected by incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Fund. Under normal circumstances, it is anticipated that each Fund’s total return over periods of one year and longer will, on a gross basis and before taking into account expenses (incurred at either the Series or the Fund level) be within 10 basis points (a basis point is one one-hundredth of one percent (0.01%)) for the S&P 500 Index Fund, 100 basis points for the Small Cap Index Fund, 150 basis points for the International Index Fund, and 50 basis points for the Aggregate Bond Index Fund, of the total return of the applicable indices. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees of the Trust (the “Trustees”) and the Directors will consider alternative strategies for the Series and the Funds, respectively. Information regarding correlation of a Fund’s performance to that of a target index may be found in the Funds’ Annual Report.

Other Investment Policies, Practices and Risk Factors

Cash Management. Generally, the Investment Adviser will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Investment Adviser, a portion of a Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser.

Dollar Rolls. The Aggregate Bond Index Fund may enter into dollar rolls, in which the Aggregate Bond Index Fund will sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (the same type and coupon) securities on a specified future date from the same party. During the roll period, the Aggregate Bond Index Fund forgoes principal and interest paid on the securities sold. The Aggregate Bond Index Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities subject to the Aggregate Bond Index Fund’s forward purchase commitment may decline below the price of the securities the Aggregate Bond Index Fund has sold. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Aggregate Bond Index Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Aggregate Bond Index Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques which can be deemed to involve leverage. The Aggregate Bond Index Fund will establish a segregated account in which it will maintain liquid securities in an aggregate amount equal to the amount of the forward commitment. The Aggregate Bond Index Fund will engage in dollar roll transactions to enhance return and not for the purpose of borrowing. Each dollar roll transaction is accounted for as a sale of a portfolio security and a subsequent purchase of a substantially similar security in the forward market.

Short Sales. In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the Investment Adviser may sell a security a Fund does not own, or in an amount greater than the Fund owns (i.e., make short sales). Such transactions will be used only in an effort to adjust the weightings of particular securities represented in the basket to reflect such securities’ weightings in the target index. Generally, to complete a short sale transaction, a Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed. The price at the time of replacement may be more or less than the price at which the security was sold by the Fund. If the price of a security sold short goes up between the time of the short sale and the time a Fund must deliver the security to the lender, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by transaction costs. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. If a Fund makes short sales of securities that increase in value, it may underperform similar mutual funds that do not make short sales of securities they do not own. Until the security is replaced, the Fund is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) maintain in a segregated account cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

Cash Flows; Expenses. The ability of each Fund to satisfy its investment objective depends to some extent on the Investment Adviser’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The Investment Adviser will make investment changes to a Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Fund’s target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Funds. Finally, since each Fund seeks to replicate the total return of its target index, the Investment Adviser generally will not attempt to judge the merits of any particular security as an investment.

Investment in Fixed-Income Securities. Because the Aggregate Bond Index Fund will invest in fixed-income securities, it will be subject to the general risks inherent in such securities, primarily interest rate risk, credit risk and with respect to certain types of fixed-income securities prepayment risk and extension risk.

Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates. As a rule bond prices vary inversely with interest rates. If interest rates rise, bond prices generally decline; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds generally fluctuate more in price than shorter-maturity bonds. To compensate investors for these larger fluctuations, longer-maturity bonds usually offer higher yields than shorter-maturity bonds, other factors, including credit quality, being equal. These basic principles of bond prices also apply to U.S. Government Securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Credit risk is the possibility that an issuer of securities held by the Aggregate Bond Index Fund will be unable to make payments of either interest or principal when due or will be perceived to have a diminished capacity to make such payments in the future. The credit risk of the Aggregate Bond Index Fund is a function of the diversification and credit quality of its underlying securities.

Prepayment risk is the possibility that the principal of the mortgage loans underlying mortgage-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Aggregate Bond Index Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, certain types of mortgage-backed securities may be paid off more slowly, with the effect that the mortgage-backed securities held by the Aggregate Bond Index Fund may exhibit price characteristics of longer-term debt securities.

Extension risk is the possibility that the principal of the mortgage loans underlying mortgage-backed securities may be repaid more slowly than anticipated. As a general rule, extensions increase during a period of rising interest rates, and decrease during a period of falling interest rates. As a result, during periods of rising interest rates the average maturity of the Aggregate Bond Index Fund’s portfolio may increase, thus increasing the Fund’s exposure to interest rate risk.

The Aggregate Bond Index Fund may also be exposed to event risk, which includes the possibility that fixed-income securities held by the Aggregate Bond Index Fund may suffer a substantial decline in credit quality and market value due to issuer restructurings. Certain restructurings such as mergers, leveraged buyouts, takeovers or similar events, are often financed by a significant expansion of corporate debt. As a result of the added debt burden, the credit quality and market value of a firm’s existing debt securities may decline significantly. Other types of restructurings (such as corporate spinoffs or privatizations of governmental or agency borrowers or the termination of express or implied governmental credit support) may also result in decreased credit quality of a particular issuer.

The corporate substitution strategy used by the Aggregate Bond Index Fund (discussed above) may increase or decrease the Aggregate Bond Index Fund’s exposure to the foregoing risks relative to those of the Aggregate Bond Index.

Foreign Investment Risks

The U.S. Government has from time to time imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Funds. If such restrictions should be reinstituted, it might become necessary for a Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

A Fund’s ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of a Fund are redeemable on a daily basis in U.S. dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See “Redemption of Shares.” Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

Sovereign Debt. The Aggregate Bond Index Fund may invest in sovereign debt securities issued or guaranteed by foreign government entities. Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt, including the Aggregate Bond Index Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by the issuer, the Fund may have few or no effective legal remedies for collecting on such debt.

Risks of Investing in Foreign Securities

Foreign Market Risk. Since the Funds may invest in foreign securities, they offer the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Funds will lose money. In particular, the Funds are subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Funds to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk. Securities in which the International Index Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States. The Funds generally hold their foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell, and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the U.S.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Risks Associated with Portfolio Securities

When Issued Securities, Delayed Delivery and Forward Commitments. The Aggregate Bond Index Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Aggregate Bond Index Fund may also purchase or sell securities on a delayed delivery basis and/or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Aggregate Bond Index Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Aggregate Bond Index Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Aggregate Bond Index Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Aggregate Bond Index Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable, more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of a Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

Each Fund may invest in securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”) or that are subject to trading restrictions under the laws of a foreign jurisdiction (“restricted securities”). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material non-public information which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

144A Securities. Each Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the corporation’s Board. The Board of Directors has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Directors will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Standby Commitment Agreements. The Aggregate Bond Index Fund may enter into standby commitment agreements. These agreements commit the Aggregate Bond Index Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Aggregate Bond Index Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Aggregate Bond Index Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund. The Aggregate Bond Index Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Aggregate Bond Index Fund segregates liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Aggregate Bond Index Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Aggregate Bond Index Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Repurchase Agreements. Each Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities, or an affiliate thereof, or with other entities which the Investment Adviser otherwise deems to be creditworthy. Under a repurchase agreement, the seller agrees, upon entering into the contract with a Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although with respect to the International Index Fund, it may be affected by currency fluctuations. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. A Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. A Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days (together with other illiquid securities).

Securities Lending. Each Fund may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, a Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, a Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. A Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates and to retain an affiliate of the Trust as lending agent. See “Portfolio Transactions and Brokerage.”

Investment in Other Investment Companies. Each Fund may invest in other investment companies, including exchange traded funds. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any investment company. (These limits do not restrict a Fund from investing all of its assets in shares of its corresponding Series.) The Trust and the Corporation each has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided, however, that in all cases a Fund’s aggregate investment of cash in shares of such investment companies shall not exceed

25% of the Fund’s total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Borrowing and Leverage. Each Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) and may borrow up to an additional 5% of its total assets for temporary purposes. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and may purchase securities on margin to the extent permitted by applicable law. Each Fund will not purchase securities while its borrowing exceeds 5% of its assets. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain a Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

A Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace. As discussed under “Management and Advisory Arrangements,” the fee paid to the Investment Adviser will be calculated on the basis of a Fund’s assets including proceeds from borrowings.

Securities of Smaller Companies. An investment in the Small Cap Index Fund involves greater risk than is customarily associated with funds that invest in more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While the issuers in which the Small Cap Index Fund will primarily invest may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time and, for this reason, the Small Cap Index Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits.

The securities in which the Small Cap Index Fund invests will often be traded only in the over-the-counter “OTC” market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Small Cap Index Fund of portfolio securities to meet redemptions or otherwise may require the Small Cap Index Fund to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

While the process of selection and continuous supervision by management does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small companies requires specialized research and analysis.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Fund management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Small Cap Index Fund may invest in securities of small issuers in the relatively early stages of business development which have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

Mortgage-Backed Securities. The Aggregate Bond Index Fund may invest in mortgage-backed securities. Mortgaged-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Aggregate Bond Index Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Aggregate Bond Index Fund for its mortgage-backed securities, the yield the Aggregate Bond Index Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Aggregate Bond Index Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

A Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) (or Sears Mortgage if PNC Mortgage succeeded to the rights and duties of Sears Mortgage) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.

To the extent that the Aggregate Bond Index Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Aggregate Bond Index Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than short-term securities, maturity extension risk could increase the inherent volatility of the Aggregate Bond Index Fund. See “Investments in Fixed-Income Securities” and “Illiquid Securities” above.

Portfolio Strategies Involving Options, Futures, Swaps, Indexed Instruments and Foreign Exchange Transactions

Each Fund will also utilize options, futures, options on futures, swaps and other indexed instruments. Futures and options on futures may be employed to provide liquidity. Futures, options on futures, swaps and other indexed instruments may be employed as a proxy for a direct investment in securities underlying the Fund’s index. In addition, the International Index Fund may engage in futures contracts on foreign currencies in connection with certain foreign securities transactions.

The Investment Adviser will choose among the foregoing instruments based on its judgment of how best to meet each Fund’s goal. In connection therewith, the Investment Adviser will assess such factors as current and anticipated securities prices, relative liquidity and price levels in the options, futures and swap markets compared to the securities markets, and the Funds’ cash flow and cash management needs.

Indexed Securities. The Funds may invest in securities the potential return of which is based on an index. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. Indexed securities involve credit risk, and certain indexed securities may involve leverage and liquidity risk. A Fund may invest in indexed securities for anticipatory hedging. When used for anticipating hedging purposes, indexed securities involve correlation risk.

Options on Securities and Securities Indices

Types of Options. Each Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

Call Options. Each Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

Each Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

Each Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Fund must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction a Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Fund will lose the difference.

Put Options. Each Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.

Each Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Fund will receive a premium for writing a put option, which increases the Fund’s return. A Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

Each Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Fund has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and a Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, a Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

Futures. Each Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, a Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, a Fund may realize a loss relating to the futures position.

Each Fund’s Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and the Funds are operated so as not to be deemed to be “commodity pools” under the regulations of the Commodity Futures Trading Commission.

Swaps. Each Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of securities or equity index. Swap agreements may also be used to obtain exposure to a security or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

A Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the

Fund is a party would not exceed 5% of the Fund’s net assets. Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Each Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that a Fund will not be able to meet its obligations to the counterparty. Each Fund, however, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement.

Foreign Exchange Transactions

The International Index Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell listed or OTC options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. The International Index Fund will not attempt to hedge all of its foreign portfolio positions.

Risk Factors in Derivatives

The Funds may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Standard & Poor’s 500 Index or the prime lending rate). Derivatives allows each Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

The Funds intend to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or a Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Funds.

Currency risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below to what that Fund paid.

Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Use of derivatives for anticipatory hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments the Funds will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses which may exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will deposit in a segregated account liquid securities with a value at least equal to the Fund’s exposure, on a marked-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Each Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain derivatives traded in OTC markets, including OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

Additional Limitations on the Use of Derivatives

The Funds may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Merger Transaction Risk

In replicating its target index, a Fund may buy stock of the target company in an announced merger transaction prior to the consummation of such transaction. In that circumstance, a Fund would expect to receive an amount (whether in cash, stock of the acquiring company or a combination of both) in excess of the purchase price paid by the Fund for the target company’s stock. However, a Fund is subject to the risk that the merger transaction may be canceled, delayed or restructured in which case a Fund’s holding of the target company’s stock may not result in any profit for the Fund and may lose significant value.

Additional Information Concerning the Indices

S&P 500. “Standard & Poor’s® “, “S&P® “, “S&P 500® “, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Corporation and the Trust. The S&P 500 Index Fund and the S&P 500 Index Series are not sponsored, endorsed, sold or promoted by S&P, a division of the McGraw Hill Companies, Inc. S&P makes no representation regarding the advisability of investing in the Fund or the Series. S&P makes no representation or warranty, express or implied, to the owners of shares of the Fund or the Series or any member of the public regarding the advisability of investing in securities generally or in the Fund or the Series particularly or the ability of the S&P 500 to track general stock market performance. S&P’s only relationship to the Fund and the Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to the Fund and the Series. S&P has no obligation to take the needs of the Fund and the Series or the owners of shares of the Fund and the Series into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund and the Series or the timing of the issuance of sale of shares of the Fund and the Series or in the determination or calculation of the equation by which the Fund and the Series is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund and the Series.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, the Series, owners of shares of the Fund and the Series, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Russell 2000. The Small Cap Index Fund and the Small Cap Index Series are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Index Fund or the Small Cap Index Series nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company’s publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.

EAFE Index. The EAFE Index is the exclusive property of Morgan Stanley. The EAFE Index is a service mark of Morgan Stanley Group Inc. and has been licensed for use by the Investment Adviser and its affiliates.

The International Index Fund and the International Index Series are not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the International Index Fund and the International Index Series or any member of the public regarding the advisability of investing in securities generally or in the International Index Fund and the International Index Series particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index. Morgan Stanley has no obligation to take the needs of the International Index Fund and the International Index Series or the owners of shares of the International Index Fund and the International Index Series into consideration in determining, composing or calculating the EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the International Index Fund and the International Index Series to be issued or in the determination or calculation of the equation by which the shares of the International Index Fund and the International Index Series are redeemable for cash. Morgan Stanley has no obligation or liability to owners of shares of the International Index Fund and the International Index Series in connection with the administration, marketing or trading of the International Index Fund and the International Index Series.

Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of shares of the International Index Fund and the International Index Series, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Suitability

The economic benefit of an investment in the Funds depends upon many factors beyond the control of the Funds, the Investment Adviser and its affiliates. Each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

Investment Restrictions

The Corporation, on behalf of each Fund, has adopted restrictions and policies relating to investment of each Fund’s assets and its activities. Certain of the restrictions are fundamental policies of each Fund and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Corporation, on behalf of each Fund, has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval. None of the following fundamental or non-fundamental investment restrictions shall prevent a Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).

Set forth below are the Corporation’s fundamental and non-fundamental restrictions. The Trust has adopted investment restrictions substantially identical to those set forth below, which are fundamental and non- fundamental, as applicable, policies of the Trust. The Trust’s fundamental policies may not be changed without the approval of the holders of a majority of interests of the Trust. Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.

Under the fundamental investment restrictions, a Fund may not:

1. Make any investment inconsistent with the Fund’s classification as a non-diversified company under the Investment Company Act.

2. Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index, a Series or Fund may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index.

3.	Make investments for the purpose of exercising control or management.

4. Purchase or sell real estate, except that, to the extent permitted by law, a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5. Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Registration Statement, as it may be amended from time to time and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission.

6. Issue senior securities to the extent such issuance would violate applicable law.

7. Borrow money, except that (i) a Fund may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. A Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

8. Underwrite securities of other issuers except insofar as a Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9. Purchase or sell commodities or contracts on commodities, except to the extent that a Fund may do so in accordance with applicable law and the Fund’s Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under	the non-fundamental investment restrictions, a Fund may not:

(a) Change its policy of investing, under normal circumstances, at least 80% of its assets in securities or other financial instruments in, or correlated with, its target index without providing shareholders with at least 60 days’ prior written notice of such change.

(b) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(c) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Corporation’s Registration Statement.

(d) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors of the Corporation have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Directors of the Corporation are not subject to the limitations set forth in this investment restriction.

(e) Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

Except with respect to restriction 7, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction 2 above, the Funds use the classifications and subclassifications of Morgan Stanley Capital International as a guide to identify industries.

Portfolio securities of each Fund’s underlying Series generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Corporation and Trust have adopted an investment policy pursuant to which no Series nor Fund will purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by such Fund or Series, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund or Series and margin deposits on the Fund or Series’ existing OTC options on futures contracts exceed 15% of the net assets of the Fund or Series, taken at market value, together with all other assets of the Fund or Series which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by a Fund or Series to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if a Fund or Series has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund or Series will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of any Fund or Series and may be amended by the Trustees or the Directors without the approval of the Fund’s shareholders. However, the Trustees or the Directors will not change or modify this policy prior to the change or modification by the Commission staff of its position.

In addition, although each Fund is classified as a non-diversified fund under the Investment Company Act and is not subject to the diversification requirements of the Investment Company Act, each Fund is required to comply with certain requirements for qualification as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). See “Dividends and Taxes — Taxes.” To ensure that the Funds satisfy these requirements, the Trust’s Declaration of Trust requires that each Series be managed in compliance with the Code requirements as though such requirements were applicable to the Series. These requirements include limiting its investments so that at the close of each quarter of the taxable year (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income). Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Directors of a Fund to the extent necessary to comply with changes to the Federal tax requirements. A Fund that is “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. These requirements will be satisfied at the Series level and not at the level of the Funds based upon the Internal Revenue Service (“IRS”) pronouncement of general application which entitles the Funds to “look through” the shares of the Series to the underlying investments of the Series for purposes of these diversification requirements.

Portfolio Turnover

Although each Fund will use an approach to investing that is largely a passive, indexing approach, each Fund may engage in a substantial number of portfolio transactions. The rate of portfolio turnover will be a limiting factor when the Investment Adviser considers whether to purchase or sell securities for a Fund only to the extent that the Investment Adviser will consider the impact of transaction costs on a Fund’s tracking error. Changes in the securities comprising a Fund’s index will tend to increase that Fund’s portfolio turnover rate, as the Investment Adviser restructures the Fund’s holdings to reflect the changes in the index. The portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities by the average net asset value of the Fund. A high portfolio turnover rate may also result in negative tax consequences, such as an increase in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates. See “Dividends and Taxes — Taxes.” High portfolio turnover involves correspondingly greater brokerage commissions for a Fund investing in equity securities and other transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund.

MANAGEMENT OF THE FUNDS

Directors and Officers

The Directors of the Corporation consist of six individuals, five of whom are not “interested persons” of the Corporation as defined in the Investment Company Act (“non-interested Directors”). The same individuals serve as Trustees of the Trust. The Directors are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Each non-interested Director is a member of the Corporation’s Audit Committee (the “Audit Committee”). The principal responsibilities of the Audit Committee are the appointment, compensation, retentation and oversight of the Funds’ independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between the Funds, management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Fund; (ii) review with the independent registered public accounting firm any audit problems or difficulties encountered during or related to the conduct of the audit; (iii) ensure that the independent registered public accounting firm submits on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services that may impact the objectivity and independence of the Fund’s independent registered public accounting firm; and (iv) consider information and comments of the independent registered public accounting firm with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting and Fund management’s responses thereto. The Board of the Fund has adopted a written charter for the Audit Committee. The Audit Committee has retained independent legal counsel to assist it in connection with these duties. The Audit Committee met four times during the fiscal year ended December 31, 2005.

Each non-interested Director is also a member of the Corporation’s Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Corporation and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Corporation’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Fund stockholders who wish to recommend a nominee should send nominations to the Secretary of the Corporation that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee did not meet during the Corporation’s fiscal year ended December 31, 2005.

Biographical Information. Certain biographical and other information relating to the non-interested Directors is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of investment companies overseen in the complex of funds advised by the Investment Adviser and its affiliates, BlackRock-advised funds”) and any public directorships.

Name, Address* and Age of Director	Position(s) With the Corporation	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Donald W. Burton (62)	Director	Director since 2002	General Partner of The Burton Partnership, Limited Partnership (an investment partnership) since 1979; Managing General Partner of The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration since 2001.	23 registered investment companies consisting of 42 portfolios	Knology, Inc. (telecommunications); Symbion, Inc. (health care)

John Francis O’Brien (62)	Director	Director since 2005	President and Chief Executive Officer of Allmerica Financial Corporation (financial services holding company) from 1995 to 2002 and Director from 1995 to 2003; President of Allmerica Investment Management Co., Inc. (investment adviser) from 1989 to 2002, Director from 1989 to 2002 and Chairman of the Board from 1989 to 1990; President, Chief Executive Officer and Director of First Allmerica Financial Life Insurance Company from 1989 to 2002; and Director of various other Allmerica Financial companies until 2002; Currently Director since 1989 and since 2004 member of the Governance Nominating Committee; Member of the Compensation Committee of ABIOMED since 1989 and Member of the Audit Committee ABIOMED from 1990 to 2004; Director and member of the Governance and Nominating Committee of Cabot Corporation and member of the Audit Committee since 1990; Director and member of the Audit Committee and Compensation Committee of LKQ Corporation from 2003; and Lead Director of TJX Companies, Inc. since 1999; Trustee of the Woods Hole Oceanographic Institute since 2003.	23 registered investment companies consisting of 42 portfolios	Cabot Corporation (manufacturing), LKQ Corporation (auto parts manufacturing) and TJX Companies, Inc. (retailer)

Name, Address* and Age of Director	Position(s) With the Corporation	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

David H. Walsh (64)	Director	Director since 2003	Consultant with Putnam Investments from 1993 to 2003, and employed in various capacities from 1973 to 1992; Director, The National Audubon Society since 1998; Director, The American Museum of Fly Fishing since 1997.	23 registered investment companies consisting of 42 portfolios	None

Fred G. Weiss (64)***	Director	Director since 2000	Managing Director of FGW Associates since 1997; Vice President, Planning, Investment and Development of Warner Lambert Co. from 1979 to 1997. Director of Michael J. Fox Foundation for Parkinson’s Research since 2000; Director of BTG International PLC (a global technology commercialization company) since 2001.	23 registered investment companies consisting of 42 portfolios	Watson Pharmaceutical, Inc. (pharmaceutical company)

*	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Corporation’s by-law or charter, by statute, or until December 31 of the year in which he or she turns 72.
***	Chairman of the Board of Directors and the Audit Committee.

Certain biographical and other information relating to the Director who is an officer and an “interested person” of the Corporation as defined in the Investment Company Act (the “Interested Director”) and to the other officers of the Corporation is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships held:

Name, Address* and Age of Director	Position(s) With the Corporation	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Robert C. Doll, Jr. (51)**	Director and President****	Director and President since 2005

Vice Chairman and Director of BlackRock®, and Global Chief Investment Officer for Equities Chairman of the BlackRock Private Client Operating Committee, and member of the BlackRock Executive Committee since 2006; President of the Merrill Lynch Investment Managers, L.P. (“MLIM”)/Fund Asset Management, L.P. (“FAM”)-advised funds from 2005 to 2006; President and Chief Investment Officer of MLIM and FAM from 2001 to 2006; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) from 2001 to 2006; President of Princeton Administrators, L.P. (“Princeton Administrators”) from 2001 to 2006; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

				131 registered investment companies consisting of 177 portfolios	None

Donald C. Burke (46)	Vice President and Treasurer	Vice President since 1997 and Treasurer since 1999

Managing Director of BlackRock since 2006; First Vice President of MLIM and FAM from 1997 to 2006 and Treasurer thereof from 1999 to 2006; Senior Vice President and Treasurer of Princeton Services from 1999 to 2006 and Director from 2004 to 2006; Vice President of FAM Distributors, Inc. (“FAMD”) from 1999 to 2006 and Director from 2004 to 2006; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.

				139 registered investment companies consisting of 185 portfolios	None

Name, Address* and Age of Director	Position(s) With the Corporation	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Debra L. Jelilian (38)	Vice President	Vice President since 2006	Director of BlackRock since 2006; Director of MLIM from 1999-2006.	9 registered investment companies consisting of 16 portfolios	None

Jeffrey L. Russo (39)	Vice President	Vice President since 2006	Director of BlackRock since 2006; Director of MLIM from 2004 to 2006; Vice President of MLIM from 1994 to 2004.	11 registered investment companies consisting of 4 portfolios	None

Jeffrey Hiller (54)	Chief Compliance Officer	Chief Compliance Officer since 2004	Chief Compliance Officer of the BlackRock-advised funds since 2006; Chief Compliance Officer of MLIM and FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance Officer of the IQ Funds from 2004 to 2006; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Commission’s Division of Enforcement in Washington, D.C. from 1990 to 1995.	140 registered investment companies consisting of 186 portfolios	None

Alice A. Pellegrino (46)	Secretary	Secretary since 2004

Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from 1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton Services from 2004 to 2006.

				132 registered investment companies consisting of 178 portfolios	None

*	The address of each Director and officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of the Funds based on his current and former positions with BlackRock and its affiliates.
***	Elected by and serves at the pleasure of the Board of Directors of the Corporation.
****	As Director, Mr. Doll serves until his successor is elected and qualified, until December 31 of the year in which he turns 72 or until the earlier of his death, resignation, or removal as provided in the Corporation’s by-laws, or charter or by statute.

Share Ownership

Information relating to each Director’s share ownership in the Funds and in all registered funds in the BlackRock-advised funds that are overseen by the respective Director (“Supervised Funds”) as of December 31, 2005 is set forth in the chart below:

Aggregate Dollar Range of Equity Securities in the
Name	S&P 500 Index Fund	Small Cap Index Fund	Aggregate Bond Index Fund	International Index Fund	Aggregate Dollar Range of Equity Securities in All Supervised Funds

Interested Director:

Robert C. Doll, Jr.	None	None	None	None	Over $100,000

Non-Interested Directors:

Donald W. Burton	None	None	None	None	None

John Francis O’Brien	None	None	None	None	None

David H. Walsh	None	None	None	None	Over $100,000

Fred G. Weiss	Over $100,000	None	None	None	Over $100,000

As of September 13, 2006, the Directors and officers of the Corporation, as a group, owned an aggregate of less than 1% of the outstanding shares of any Fund. As of June 30, 2006, none of the non-interested Directors of the Corporation or their immediate family members owned beneficially or of record any securities in Merrill Lynch & Co., Inc., BlackRock, Inc., or PNC Financial Services Group, Inc.

Compensation of Directors/Trustees

The Corporation and Trust pay each non-interested Director/Trustee for services to all funds that invest in the Trust and all series of the Trust a combined fee for service on the Board and the Audit Committee of $10,000 per year plus $1,000 per in person Board meeting attended and $1,000 per in person Audit Committee meeting attended. The Chairman of the Audit Committee is paid an additional annual fee of $2,000. The Corporation and the Trust reimburse each non-affiliated Director/Trustee for his or her out-of-pocket expenses relating to attendance at Board and Audit Committee meetings. Through investment in the Trust, each Fund pays its pro rata share of the fees paid by the Trust to non-affiliated Directors/Trustees.

The following table shows the compensation earned by each non-interested Director for the fiscal year ended December 31, 2005 and also the aggregate compensation paid to each Director by all BlackRock-advised funds, for the calendar year ended December 31, 2005.

Name of Director/Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expense	Trust Compensation from Trust and BlackRock Advised Funds Paid to Directors/ Trustees

Donald W. Burton	$18,000	None	$200,500

Laurie Simon Hodrick***	$18,000	None	$200,500

John Francis O’Brien*	$14,333	None	$206,083

David H. Walsh	$18,000	None	$200,500

Fred G. Weiss**	$20,000	None	$230,500

†	For the number of BlackRock-advised funds for which each Director receives compensation, see the table beginning on p. 24.
*	Mr. O’Brien became a Director of the Fund during 2005.
**	Chairman of the Committee.
***	Ms. Hodrick resigned as a Board Member of the Funds effective May 1, 2006.

Administration Arrangements

Effective September 29, 2006 the Corporation has entered into an administration agreement (the “Administration Agreement”) with BlackRock Advisors, LLC as administrator (the “Administrator”). As discussed in the Prospectus, the Administrator receives for its services to the Funds monthly compensation at the annual rates of the average daily net assets of each Fund as follows:

Name of Fund	Administration Fee**

S&P 500 Index Fund*	0.245%

Small Cap Index Fund*	0.29%

Aggregate Bond Index Fund*	0.19%

International Index Fund	0.34%

*	The Investment Adviser has entered into a contractual arrangement that provides that the management fee for the Series, when combined with the administrative fees of certain funds that invest in the Series, will not exceed specific amounts. Absent this contractual arrangement, the Investment Adviser of Master S&P 500 Index Series would receive management fees as a percentage of average daily net assets of 0.01%. This contractual arrangement also applies to the Small Cap Index Fund, The Aggregate Bond Index Fund and the corresponding Series in which they invest. However, because the combined management fee and administrative fee for these Funds/Series do not currently exceed the specified amounts, no fees are currently being waived for these Funds/Series. This arrangement has a one-year term and is renewable.
**	Excluding voluntary fee waivers.

Prior to September 29, 2006, Merrill Lynch Investment Managers, L.P. (“MLIM”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., acted as the Funds’ Administrator and was compensated at the same fee rates as discussed below.

Fund	Contractual Fee Rate**	Fee Rate for the Fiscal Year Ended December 31, 2005 (reflects voluntary fee waivers where applicable)

S&P 500 Index Fund*	0.245%	0.245%

Small Cap Index Fund*	0.29%	0.285%

Aggregate Bond Index Fund*	0.19%	0.145%

International Index Fund	0.34%	0.334%

*	FAM had entered into a contractual arrangement that provided that the management fee for the Series, when combined with the administrative fees of certain funds that invest in the Series, will not exceed specific amounts. Absent these contractual arrangements, FAM, as investment adviser of Master S&P 500 Index Series, Master Small Cap Index Series and Master Aggregate Bond Index Series would have received management fees as a percentage of average daily net assets of 0.05%, 0.08% and 0.06%, respectively. FAM did not enter into a similar arrangement with the Series in which the International Index Fund invests.
**	Excluding voluntary fee waivers.

The Investment Adviser has agreed to voluntarily waive the administrative fees of each Fund so that each Fund’s total operating expenses will not exceed certain amounts. The table below sets forth information about the total administrative fees paid by each Fund including any voluntary waivers to MLIM, the Funds’ previous administrator, for the periods indicated.

Fiscal Year Ending	S&P 500 Index Fund	Small Cap Index Fund	Aggregate Bond Index Fund	International Index Fund

December 31, 2003
Contractual amount	$4,714,411	$221,030	$840,353	$332,349
Amount waived (if applicable)	$0	$23,445	$75,156	$7,761

December 31, 2004
Contractual amount	$5,981,121	$319,410	$777,935	$500,897
Amount waived (if applicable)	$0	$1,954	$43,515	$0

December 31, 2005
Contractual amount	$6,242,399	$343,180	$693,071	$705,801
Amount waived (if applicable)	$0	$6,113	$164,375	$12,656

Management and Advisory Arrangements

Investment Advisory Services. Each Fund invests all of its assets in shares of the corresponding Series of the Trust. Accordingly, the Funds do not invest directly in portfolio securities and do not require investment advisory services. All portfolio management occurs at the level of the Trust. The Trust has entered into an investment advisory agreement with the Investment Adviser (the “Investment Advisory Agreement”). The Investment Adviser provides the Trust with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Investment Adviser is responsible for the actual management of each Series’ portfolio and constantly reviews the Series’ holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Series.

Effective September 29, 2006, the Trust has entered into an agreement with the Investment Adviser (the “Investment Advisory Agreement”) pursuant to which the Investment Adviser receives compensation for its services to the Trust. Under the Investment Advisory Agreement, the Trust pays the Investment Adviser a fee based on each Series average daily net assets, shown below:

Series	Actual Current Fee Rate	Contractual Fee Rate(2)
S&P 500 Index Series(1)	0.005%	0.01%
Small Cap Index Series(1)	0.01%	0.01%
Aggregate Bond Index Series(1)	0.01%	0.01%
International Index Series	0.01%	0.01%

(1)	The Investment Adviser has entered into a contract with the Trust on behalf of such Series and certain corresponding “feeder” funds (each a “Feeder Fund”) that provides that the management fee for each Series when combined with the administrative fee of each such corresponding Feeder Fund, will not exceed specified amounts. Absent this contractual arrangement, the Investment Adviser of S&P 500 Index Series would receive management fees as a percentage of daily net assets as set forth in the “Contractual Fee Rate” column. This contractual arrangement also applies to the Small Cap Index Fund, the Aggregate Bond Index Fund and the corresponding Series in which they invest. However, because the combined management and administrative fees for these Series/Feeder Funds do not currently exceed the specified amounts, no fees are currently being waived for these Series/Feeder Funds.
(2)	Excluding fee waivers.

Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., acted as the Series’ Investment Adviser and received as monthly compensation at the annual rates of the average daily net assets of each Series as follows:

Name of Series	Actual Management Fee Rate	Contractual Management Fee(2)	Management Fee Net of Contractual Fee Waiver (if applicable)
S&P 500 Index Series(1)	0.005%	0.05%	0.005%
Small Cap Index Series(1)	0.01%	0.08%	0.001%
Aggregate Bond Index Series(1)	0.01%	0.06%	0.01%
International Index Series	0.01%	0.01%	0.007%

(1)	FAM had entered into a contract with the Trust on behalf of such Series and certain corresponding Feeder Funds that provided that the management fee for each Series when combined with the administrative fee of each such corresponding Feeder Fund, would not exceed specified amounts. Absent these contractual arrangements, the Investment Adviser of S&P 500 Index Series, Small Cap Index Series and Aggregate Bond Index Series would receive management fees as a percentage of daily net assets of each such Series as set forth in the “Contractual Fee Rate” column.
(2)	Excluding fee waivers.

The table below sets forth information about the total investment advisory fees paid by the Series to FAM, and any amount waived by FAM, for the periods indicated.

Fiscal Year Ending	Master S&P 500 Index Series	Master Small Cap Index Series	Master Aggregate Bond Index Series	Master International Index Series

December 31, 2003
Contractual amount	$104,372	$22,670	$80,613	$21,203
Amount waived (if applicable)	$0	$0	$0	$0

December 31, 2004
Contractual amount	$136,071	$34,958	$88,065	$47,035
Amount waived (if applicable)	$0	$2,910	$0	$40,784

December 31, 2005
Contractual amount	$151,287	$37,012	$87,098	$42,127
Amount waived (if applicable)	$0	$32,038	$0	$13,001

Payment of Series Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees who are affiliated persons of the Investment Adviser or any of their affiliates. The Trust pays, or causes to be paid, all other expenses incurred in the operation of the Trust and the Series (except to the extent paid by the Distributors), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates (if any), shareholder reports, copies of the Registration Statements, charges of the custodian, any sub-custodian and Transfer Agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under federal, state or foreign laws, fees and out-of-pocket expenses of Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act (“non-interested Trustees”), pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust or a Series. Certain accounting services are provided to the Trust and the Series by State Street pursuant to an agreement between State Street and the Trust, on behalf of the Series. The Trust pays a fee for these services. In addition, the Trust reimburses the Investment Adviser for the cost of other accounting services. The Placement Agent will pay certain of the expenses of the Trust incurred in connection with the offering of its shares of beneficial interest of each of the Series.

Organization of the Investment Adviser. The Investment Adviser is a wholly owned subsidiary of BlackRock, Inc., one of the world’s largest asset management firms. BlackRock, Inc. is a “controlling person” of the Investment Adviser as defined under the Investment Company Act because of its ownership of the Investment Adviser’s voting securities or its power to exercise a controlling influence over the Investment Adviser’s management or policies.

Duration and Termination. Unless earlier terminated as described below, the Investment Advisory Agreement will continue in effect from year to year with respect to each Series if approved annually (a) by the Board of Trustees or with respect to any Series by the vote of a majority of the outstanding voting securities of the Series and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated with respect to one or more Series without penalty on 60 days’ written notice at the option of either party thereto or with respect to a Series by the vote of the majority of the outstanding voting securities of such Series.

Information Regarding the Portfolio Managers

Jeffery L. Russo, Debra L. Jelilian, Scott Amero, Keith Anderson, Matthew Marra and Andrew Phillips are the Trust’s portfolio managers. Mr. Russo and Ms. Jelilian are jointly and primarily responsible for the day-to-day management of the S&P 500 Index Series, the Small Cap Index Series and the International Index Series. Messrs. Amero, Anderson, Marra and Phillips are jointly and primarily responsible for the day to day management of the Aggregate Bond Index Series.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Funds’ for which a Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of July 31, 2006.

As of July 31, 2006, Jeffrey Russo managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee		Assets Subject to a Performance Fee
Registered Investment Companies	8	$2.0 billion	1	*	$186 million
Pooled Investment Vehicles Other Than Registered Investment Companies	27	$12.0 billion	3	*	$1.2 billion
Other Accounts	34	$39.0 billion	2		$1.9 billion

As of July 31, 2006, Debra Jelilian managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee		Assets Subject to a Performance Fee
Registered Investment Companies	10	$2.4 billion	1	*	$186 million
Pooled Investment Vehicles Other Than Registered Investment Companies	27	$12.0 billion	3	*	$1.2 billion
Other Accounts	34	$39.0 billion	2		$1.9 billion

As of July 31, 2006, Scott Amero managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	30	$18.3 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	46	$14.8 billion	4	$2.9 billion
Other Accounts	367	$108.7 billion	21	$6.1 billion

As of July 31, 2006, Keith Anderson managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	25	$15.7 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	38	$13.9 billion	4	$2.9 billion
Other Accounts	373	$108.0 billion	20	$5.9 billion

As of July 31, 2006, Matthew Marra managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	10	$6.0 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	25	$12.2 billion	4	$1.2 billion
Other Accounts	296	$95.7 billion	25	$7.9 billion

As of July 31, 2006, Andrew J. Phillips managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	16	$7.1 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	27	$12.9 billion	1	$1.1 billion
Other Accounts	308	$111 billion	21	$7.1 billion

*	A portion of the assets in the master fund of a master-feeder structure are subject to a performance fee.

Portfolio Manager Compensation Overview

With respect to each Fund, except Aggregate Bond Index Fund:

The portfolio Investment Adviser compensation program of BlackRock is critical to its ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Compensation Program. The elements of total compensation for BlackRock portfolio managers are: fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

Base Salary. Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation. BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, BlackRock portfolio manager incentive compensation is derived based on portfolio manager’s performance of the products they manage, pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager’s compensation can be based on BlackRock’s investment performance, financial results of BlackRock, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. All factors are considered collectively by BlackRock management.

Cash Bonus. Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus. A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of BlackRock, Inc. (the “Company”). Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the Company’s shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio Investment Advisers participate as shareholders in both the “downside risk” and “upside opportunity” of the Company’s performance. Portfolio managers, therefore, have a direct incentive to protect the Company’s reputation for integrity.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to Company employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

With respect to Aggregate Bond Index Fund:

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Messrs. Anderson, Amero and Phillips have received awards under the LTIP.

Deferred Compensation Program —A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his or her deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Messrs. Anderson, Amero and Phillips was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Messrs. Anderson, Amero and Phillips is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

Options and Restricted Stock Awards —While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Anderson, Amero and Phillips have been granted stock options in prior years, and Messrs. Anderson, Amero and Phillips participate in BlackRock’s restricted stock program.

Incentive Savings Plans —The PNC Financial Services Group, Inc., which owns approximately 34% of BlackRock, Inc.’s common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee’s contribution of up to 6% of the employee’s salary. The company match is made using BlackRock, Inc. common stock. The firm’s 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.’s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Fund’s portfolio managers, such benchmarks include the following:

Portfolio Manager	Benchmarks Applicable to each Portfolio Manager
Scott Amero	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Gov/Credit Index, Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index, Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index and others), certain customized indices and certain fund industry peer groups.

Keith Anderson	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Gov/Credit Index, Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index and others), certain customized indices and certain fund industry peer groups. Strategic Portfolio I is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Lehman Brothers Aggregate Index.

Matthew Marra	Lehman Brothers Aggregate Index

Andrew Phillips	A combination of market-based indices (e.g., Custom 50 % Lehman Brothers Mortgage /50% Merrill Lynch 10-Year Treasury Index, Lehman GNMA MBS Index), certain customized indices and certain fund industry peer groups.

The group of BlackRock, Inc.’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

Fund Ownership

As of December 31, 2005, the end of the Fund’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Portfolios is shown below; for new portfolio managers, the following information is as of July 31, 2006:

Portfolio Manager	Dollar Range of Equity Securities of the Portfolio(s) Owned[1]
Scott Amero*	None
Keith Anderson*	None
Matthew Marra*	None
Andrew Phillips*	None
Jeffrey L. Russo	$10,001-$50,000
Debra L. Jelilian	None

[1]	Includes securities attributable to the portfolio manager's participation in certain deferred compensation and retirement programs.

*	Became a portfolio manager of the Fund effective September 29, 2006.

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when the portfolio manager have day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by the Investment Adviser and its affiliates, including other client accounts managed by each Fund’s portfolio managers. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to a Fund.

To the extent that each Fund’s portfolio manager have responsibilities for managing accounts in addition to the Funds, the portfolio managers will need to divide his or her time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser or a portfolio manager may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts managed or (ii) a portfolio manager owns an interest in one fund or account he or she manages and not another.

Transfer Agency Services. Effective September 29, 2006, PFPC, Inc. (“PFPC” or the Transfer Agent”), a subsidiary of PNC, acts as the Corporation’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”) with the Corporation. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. The Corporation pays the Transfer Agent a fee for the services it receives based on the type of account and the level of services required. The Corporation reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.05% of account assets for certain accounts that participate in certain fee-based programs sponsored by the Investment Adviser or its affiliates. For purposes of each Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system.

The table below sets forth information about the total amounts paid by the Funds to Financial Data Services, Inc., the Funds’ previous transfer agent, for the periods indicated.

Transfer Agent Fee

Fiscal Year Ended December 31,	S&P 500 Index Fund	Small Cap Index Fund	Aggregate Bond Index Fund	International Index Fund
2005	$1,560,689	$112,115	$371,170	$148,682
2004	$1,247,555	$66,455	$250,770	$77,829
2003	$1,071,311	$48,609	$270,713	$52,805

Accounting Services. The Corporation has entered into an agreement with State Street, pursuant to which State Street provides certain accounting services to the Funds. The Funds pay a fee for these services. Prior to January 1, 2001, the Administrator provided accounting services to the Funds and was reimbursed by the Funds at its cost in connection with such services. The Administrator continues to provide certain accounting services to the Funds and the Funds reimburse the Administrator for these services.

No fees were paid by the Funds to State Street and to the Administrator for the fiscal year ended December 31, 2003, December 31, 2004 and December 31, 2005.

In addition, the Trust has entered into an agreement pursuant to which State Street provides certain accounting services to the Series. The Series pay a fee for these services. Prior to January 1, 2001, the Investment Adviser provided accounting services to the Series and was reimbursed by the Series at its cost in connection with such services.

The Investment Adviser continues to provide certain accounting services to the Series and the Series reimburse the Investment Adviser for these services.

The table below shows the amounts paid by the Series to State Street and to FAM for the periods indicated:

	Fiscal Year Ended December 31, 2005	Fiscal Year Ended December 31, 2004	Fiscal Year Ended December 31, 2003

Master S&P 500 Index Series
Paid to State Street*	$352,086	$330,753	$320,890
Paid to FAM	$71,733	$52,238	$43,249

Master Small Cap Index Series
Paid to State Street*	$45,787	$44,487	$33,867
Paid to FAM	$8,536	$7,957	$4,577

Master Aggregate Bond Index Series
Paid to State Street*	$95,683	$112,342	$126,289
Paid to FAM	$18,835	$18,523	$17,135

Master International Index Series
Paid to State Street*	$47,709	$62,049	$27,970
Paid to FAM	$9,236	$10,318	$3,886

*	For services provided to the Series and the Funds.

Distribution Expenses. The Corporation, on behalf of each Fund, has entered into a distribution agreement with the Distributors in connection with the continuous offering of shares of the Funds (the “Distribution Agreements”). The Distribution Agreements obligate the Distributors to pay certain expenses in connection with the offering of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributors pay for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributors also pay for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

Each Fund, the Investment Adviser, each Sub-Adviser and each Distributor has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds.

Selective Disclosure of Portfolio Holdings

Pursuant to policies and procedures adopted by the Corporation and the Investment Adviser, the Corporation and the Investment Adviser may, under certain circumstances as set forth below, make selective disclosure with respect to a Fund’s portfolio holdings. The Corporation’s Board of Directors has approved the adoption by the Corporation of the policies and procedures set forth below, and has delegated to the Investment Adviser the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures.

The Board provides ongoing oversight of the Corporation’s and Investment Adviser’s compliance with the policies and procedures. As part of this oversight function, the Directors receive from the Corporation’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these polices and procedure, including reports on any violations of these policies and procedures that may occur. In addition, the Directors receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Corporation, and any changes thereto, and an annual review of the operation of the policies and procedures.

Examples of the information that may be disclosed pursuant to the Corporation’s policies and procedures would include (but is not limited to) specific portfolio holdings — including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the Fund manager’s discussion of Fund performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Corporation may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell a Fund’s shares, affiliates of the Corporation, third party service providers to the Corporation, lenders to the Corporation, and independent rating agencies and ranking organizations. The Corporation, the Investment Adviser and it affiliates receive no compensation or other consideration with respect to such disclosures.

Subject to the exceptions set forth below, Confidential Information relating to a Fund may not be disclosed to persons not employed by the Investment Adviser or its affiliates unless such information has been publicly disclosed via a filing with the SEC (e.g., Fund annual report), a press release or placement on a publicly-available internet web site, including our web site at www.blackrock.com. If the Confidential Information has not been publicly disclosed, an employee of the Investment Adviser who wishes to distribute Confidential Information relating to a Fund must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Investment Adviser will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the

Investment Adviser’s Legal Department in which he/she (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of the an attorney in the Investment Adviser’s Legal Department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in the Investment Adviser’s Legal Department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Investment Adviser’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of a Fund’s shareholders. In connection with day-to-day portfolio management, the Corporation may disclose Confidential Information to executing brokers-dealers that is less than thirty days old in order to facilitate the purchase and sale of portfolio holdings. The Corporation has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Fund and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Investment Adviser’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Fund’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Investment Adviser’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management and Other Service Arrangements — Potential Conflicts of Interest” in this Statement of Additional Information.

Confidential Information — whether or not publicly disclosed — may be disclosed to Corporation Directors, the independent Directors’ counsel, the Corporation’s outside counsel, the Corporation’s accounting services provider and independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Corporation’s Chief Compliance Officer or the Investment Adviser’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Corporation, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Corporation’s and Investment Adviser’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

The Investment Adviser has entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

Corporation’s Board of Directors

Corporation’s Transfer Agent

Corporation’s independent registered public accounting firm

Corporation’s accounting services provider — State Street Bank and Trust Company Corporation Custodian

Independent rating agencies — Morningstar, Inc. and Lipper Inc.

Information aggregators — Wall Street on Demand and Thomson Financial

Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment

Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services

Other than with respect to the Board of Directors, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. Each Director has a fiduciary duty as a director to act in the best interests of a Fund and its shareholders. Selective disclosure is made to the Corporation’s Board of Directors and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Corporation. Selective disclosure is made to the Corporation’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Corporation, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Investment Adviser’s Legal Department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

The Corporation and the Investment Adviser monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Corporation’s and Investment Adviser’s Code of Ethics and Code of Conduct — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Investment Adviser’s compliance personnel under the supervision of the Corporation’s Chief Compliance Officer, monitor the Investment Adviser’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Investment Adviser maintains an internal restricted list to prevent trading by the personnel of the Investment Adviser or its affiliates in securities — including securities held by a Fund — about which the Investment Adviser has Confidential Information. There can be no assurance, however, that the Corporation’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

Activities of the Investment Adviser, BlackRock, Inc. and its affiliates (collectively, “BlackRock”), Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”) and Other Accounts Managed by Merrill Lynch. BlackRock is one of the world’s largest asset management firms with over $1 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. As a result, BlackRock and Merrill Lynch (including, for these purposes, their Directors, partners, trustees, managing members, officers and employees worldwide), including the entities and personnel who may be involved in the investment activities and business operations of the Funds, are engaged in businesses and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. BlackRock has over 4,500 employees in 18 countries and is a major presence in most key markets, including the United States, the U.K., Asia, Australia, the Middle East and Europe.

BlackRock and its affiliates, including, without limitation, the Investment Adviser and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as a Fund. Merrill Lynch and its affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, BlackRock, Merrill Lynch and their affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund.

The results of a Fund’s investment activities may differ significantly from the results achieved by the Investment Adviser and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that BlackRock and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which BlackRock and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of BlackRock and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to BlackRock and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

In connection with its management of a Fund, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by BlackRock or its affiliates (including Merrill Lynch). The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its affiliates (including Merrill Lynch) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing a Fund.

The proprietary activities or portfolio strategies of BlackRock and its affiliates (including Merrill Lynch) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing a Fund. In addition, certain principals and certain employees of the Investment Adviser are also principals or employees of BlackRock, Merrill Lynch or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

The Investment Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock, Merrill Lynch (or, to the extent permitted by the SEC, BlackRock or Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock, Merrill Lynch and/or PNC. Merrill Lynch and its affiliates may also create, write or issue Derivatives for customers of Merrill Lynch or its affiliates, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of BlackRock or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of a Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its affiliates on an arms-length basis. BlackRock may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its affiliates.

A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of its affiliates in evaluating the Fund’s creditworthiness.

It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on a Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or Merrill Lynch makes a market. A Fund also may invest in securities of companies that to which BlackRock or Merrill Lynch provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other BlackRock or Merrill Lynch clients. In making investment decisions for a Fund, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of BlackRock in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit a Fund’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

The Investment Adviser, its affiliates and their Directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by Directors, officers and employees and affiliates of the Investment Adviser that are the same, different from or made at different times than positions taken for a Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund and the Investment Adviser each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding a Fund’s portfolio transactions. The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, Directors, or investment advisers. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for a Fund to purchase and another client to sell, or a Fund to sell and another client to purchase, the same security or instrument on the same day.

Present and future activities of BlackRock and its affiliates, including the Investment Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Reference is made to “Your Account — How to Buy, Sell and Transfer Shares” in the Prospectus for certain information as to the purchase of Fund shares.

Shares. Each Fund offers two classes of shares, Investor A shares and Institutional shares. Investor A shares of each Fund are offered at a price equal to the next determined net asset value per share without the imposition of any front-end or deferred sales charge and are not subject to any ongoing distribution fee, but are subject to an ongoing account maintenance fee at an annual rate of 0.25% of average daily net assets. Institutional shares of each Fund are offered at a price equal to the next determined net asset value per share without the imposition of any front-end or deferred sales charge, and are not subject to any ongoing account maintenance or distribution fee.

Employees of BlackRock and Directors of any Fund may buy Institutional shares of a Fund without regard to any existing minimum investment requirements. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional shares and may suspend and resume the sale of shares of any Fund at any time.

Institutional shares of the Funds may be purchased by customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Fund shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund. Institutional shares are offered to a limited group of investors.

Investors who currently own Institutional shares in a shareholder account are entitled to purchase additional Institutional shares of a Fund in that account, although shareholders that hold their shares through a financial adviser or other financial intermediary that has an omnibus account with the Fund must meet the Institutional minimum investment requirements in order to make such additional purchases. In addition, the following investors may purchase Institutional shares: Institutional and individual retail investors with a minimum investment of $2 million; certain qualified retirement plans; investors in selected fee based programs; registered investment advisers with a minimum investment of $250,000; Trust departments of PNC Bank and Merrill Lynch Trust Company and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; (iii) act as custodian for at least $2 million in assets;

unaffiliated banks, thrifts of trust companies that have agreements with a Distributor; and holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a Fund. Shareholders of certain continuously offered closed-end funds advised by BlackRock or an affiliate whose shares were issued prior to October 2, 2006 who wish to reinvest the net proceeds from the sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds may also purchase Institutional shares with such proceeds. In addition, plans maintained by a labor union for the benefit of union members may purchase Institutional shares if the plans maintained by such union commit to purchase Institutional shares of any Fund having a value of at least $7.5 million at the time of purchase. For more information about these programs, contact the Transfer Agent at 1-800-441-7762.

Each Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based on the net asset value of a Fund next determined after receipt of the purchase order by a dealer or other financial intermediary (“Selling Dealer”) that has been authorized by a Distributor by contract to accept such orders. As to purchase orders received by Selling Dealers prior to the close of business on the New York Stock Exchange (“NYSE”) (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, including orders received after the close of business on the previous day, the applicable offering price is based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

Each Fund or each Distributor may suspend the continuous offering of a Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by a Fund or a Distributor. Neither the Distributors, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain securities dealers or other financial intermediaries may charge a processing fee to confirm a sale of shares. For example, Merrill Lynch generally charges a fee of $5.35 when a client buys or redeems shares. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Account Maintenance Plan

Reference is made to “Key Facts — Fees and Expenses” in the Prospectus for certain information with respect to the account maintenance plan for Investor A shares pursuant to Rule 12b-1 under the Investment Company Act (the “Account Maintenance Plan”) with respect to the account maintenance fees paid by each Fund to a Distributor with respect to Investor A shares of such Fund.

Pursuant to the Account Maintenance Plan, the Investor A shares of each Fund pay the Distributors an ongoing account maintenance fee, accrued daily and paid monthly, at the annual rate of 0.25% on the average daily net assets attributable to such shares in order to compensate the Distributors, a selected securities dealer or other financial intermediary for providing account maintenance services in respect of the Investor A shares of each Fund. Investor A shares of each Fund have exclusive voting rights with respect to the Account Maintenance Plan pursuant to which account maintenance fees are paid.

The Funds’ Account Maintenance Plan is subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of the Account Maintenance Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Account Maintenance Plan to the Funds and their Investor A shareholders. The Account Maintenance Plan further provides that, so long as the Account Maintenance Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving the Account Maintenance Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that the Account Maintenance Plan will benefit each Fund, and its Investor A shareholders. The Account Maintenance Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors, or with respect to any Fund, by the vote of the holders of a majority of the outstanding Investor A shares of the Fund. The Account Maintenance Plan cannot be amended to increase materially the amount to be spent by the Investor A shares of a Fund without shareholder approval, and all material amendments are required to be approved by the vote of a majority of Directors and a majority of the non-interested Directors who have no direct or indirect financial interest in the Account Maintenance Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Account Maintenance Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Account Maintenance Plan or such report, the first two years in an easily accessible place.

Among other things, the Account Maintenance Plan provides that the Distributors shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees paid to the Distributors. For the fiscal year ended December 31, 2005, the S&P 500 Index Fund, Small Cap Index Fund, Aggregate Bond Index Fund and the International Index Fund paid FAMD $2,294,067, $122,940, $80,410 and $354,706, respectively, pursuant to the Account Maintenance Plan (based on average daily net assets subject to such Investor A Account Maintenance Plan of approximately $920.1 million, $49.3 million, $32.3 million and $142.3 million, respectively), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Investor A shares.

Other Compensation to Selling Dealers. The Administrator, the Distributors and their affiliates, at their expense, currently provide additional compensation to certain financial intermediaries that make Fund shares available to their customers. With respect to affiliates of the Administrator or the Distributors, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, such compensation may be in the form of payments or intercompany transfers. The amount of payments made to a financial intermediary in any given year will vary based on the amount of the previous year’s fund sales by a financial intermediary and/or the amount of assets attributable to a financial intermediary. These payments help defray the costs incurred by financial intermediaries for, among other things, providing marketing and other services intended to assist in the offer and sale of Fund shares, for shareholder servicing activities, and/or for sub-transfer agency services provided to individual shareholders where a financial intermediary maintains omnibus accounts with the Fund’s Transfer Agent.

As of the date of this Statement of Additional Information, the financial intermediaries that the Distributors anticipate will receive additional payments include:

ADP Broker Dealer Inc.

AIG Valic Retirement Services

American Express/Ameriprise Financial

American Skandia Advisory Services

Amvescap Services, Inc. Retirement Services

AST

AXA Advisors

Bear Stearns

Bisys

BMO Nesbitt Burns Co.

Boston Financial Data Services, Inc. (BFDS)

Brown Brothers Harriman Co.

Ceridian Retirement Plan Services

Charles Schwab & Co., Inc.

Chicago Mercantile Exchange

Citigroup Global Markets

Citistreet, LLC

CNS Distributors, Inc.

Columbia Funds Distributor, Inc.

Edgewood Services/Federated Trust

Fascorp/GWFS Equities, Inc.

Federated Edgewood Services, Inc.

Fidelity Brokerage Services, LLC/National Financial

Fidelity Investment Retirement Services

Fidelity Investments Institutional Operations Company, Inc.

First Trust — Trustlynx

First Trust — Datalynx

Fiserv Securities, Inc.

Great West / Benefits Corp.

Hand Benefits & Trust Company

Hartford Life Insurance Company

Hewitt Services, LLC

HSBC Bank USA (Fedders) Services

ICMA-RC Services LLC

Invesmart

Janney Montgomery Scott

JP Morgan Retirement Services

LPL

M&I Trust

Manulife Financial Group

Manulife/John Hancock

Matrix

Mercer (Putnam)

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Metlife Securities

MFS Investment Services

MidAtlantic Capital Corporation

MSCS Financial Services, LLC

National Investor Services Corp.

Nationwide Financial Services, Inc.

Pershing, LLC

PFPC/WySTAR

PNC

Prudential Investment Management Services

Prudential Securities, Inc.

Putnam Fiduciary Trust Company

RBC Dain Rauscher, Inc.

Salomon Smith Barney, Inc.

SEI

Sungard

T. Rowe Price Retirement Plans Services Inc.

TC Advisors

Trust Company of America

UBS

US Asset Management, LLC

US Bancorp/US Bank National Association

US Bank

US Clearing

USAA

Vining Sparks

Wachovia Bank NA

Wachovia Securities

Wells Fargo NA Institutional Investments

REDEMPTION OF SHARES

Reference is made to “Your Account — How to Buy, Sell and Transfer Shares” in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

Each Fund is required to redeem all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. There will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The Corporation will generally pay redemptions in cash; however, if requested by a shareholder, at the discretion of the Investment Adviser, the Corporation may pay a redemption or repurchase of shares in an amount of $10,000,000 or more (which amount may be decreased or increased by the Investment Adviser from time to time) with portfolio securities.

The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.

Shares are redeemable at the option of the Corporation, if in the opinion of the Corporation, ownership of the shares has or may become concentrated to the extent that would cause the Corporation or a Fund to be deemed a personal holding company within the meaning of the Code. The Corporation reserves the right to terminate any account engaging in market-timing mutual funds. For the purposes of this policy, “market-timing” involves the purchase and sale of shares of mutual funds within short periods of time with the intention of capturing short-term profits resulting from market volatility.

Because of the high cost of maintaining smaller shareholder accounts, the Funds may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Funds make an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Funds take any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts (“UGMA/UTMA accounts”).

In addition, the Directors may authorize the Corporation to redeem all or any part of the outstanding shares of any class or series of the Corporation, including each Fund, upon written notice to shareholders.

Redemption

A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at PFPC, Inc., P.O. Box 9819, Providence, Rhode Island 82940-8019. Redemption requests delivered other than by mail should be delivered to PFPC, Inc., 101 Sabin Street, Pawtucket, Rhode Island, 62860. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Corporation. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or Automated Clearing House Network (“ACH”), or $100,000 for a redemption by check; (ii) the Fund does not have verified banking information on file; (iii) the proceeds are not to be paid to the record owner at the record address; or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), whose existence and validity may be verified by the Transfer Agent through the use of industry publications. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association that is a participant in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“MSP”). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-441-7762. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address on the account has changed within the last 30 days or share certificates have been issued on the account.

Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

For shareholders redeeming directly with the Transfer Agent, payments generally will be mailed within seven days of receipt of a proper notice of redemption.

At various times a Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will usually not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

Repurchase

Each Fund also will repurchase shares through a selected securities dealer or other financial intermediary. A Fund normally will accept orders to repurchase shares from Selling Dealers for their customers. Shares will be priced at the net asset value of the Fund next determined after receipt of the repurchase order by a Selling Dealer that has been authorized by a Distributor by contract to accept such orders. As to repurchase orders received by Selling Dealers prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, which includes orders received after the close of business on the previous day, the repurchase price is the net asset value determined as of the close of business on the NYSE on that day. If the orders for repurchase are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

These repurchase arrangements are for the convenience of shareholders and do not involve a charge by a Fund. Securities firms that do not have selected dealer agreements with a Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Financial advisers, selected securities dealers or other financial intermediaries may charge customers a processing fee (Merrill Lynch currently charges $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Corporation reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by a Fund may redeem shares as set forth above.

PRICING OF SHARES

Determination of Net Asset Value

Reference is made to “Your Account — How Shares are Priced” in the Prospectus.

The net asset value of the shares of the Funds is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value per share is computed by dividing the Fund’s proportionate interest on the net assets of the Series plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) of the Fund by the total number of shares outstanding of the Fund at such time, rounded to the nearest cent. Expenses, including the fees payable to the Administrator and Distributors and the fees payable indirectly by the Series of the Trust to the Investment Adviser, are accrued daily.

A Series’ portfolio securities that are traded on stock exchanges or the NASDAQ National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter (“OTC”) market, NASDAQ Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. Each Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of a Fund under the general supervision of the Company’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company’s Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company’s Board of Directors.

Each investor in the Trust may add to or reduce its investment in any Series on each day the NYSE is open for trading. The value of each investor’s (including the respective Funds’) interest in a Series will be determined after the close of business on the NYSE by multiplying the net asset value of the Series by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in such Series. The close of business on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals, which are to be effected on that day, will then be effected. The investor’s percentage of the aggregate beneficial interests in a Series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Series as of the time or determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Series effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Series as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Series by all investors in the Series. The percentage so determined will then be applied to determine the value of the investor’s interest in such Series after the close of business of the NYSE on the next determination of net asset value of the Series.

Computation	of Offering Price Per Share

The offering price for Investor A and Institutional shares of each Fund based on the value of each Fund’s net assets as of December 31, 2005, is calculated as follows:

S&P 500 Index Fund

	Investor A	Institutional

Net Assets	$896,795,549	$1,544,022,827

Number of Shares Outstanding	58,762,750	100,955,076

Net Asset Value Per Share (net assets divided by number of shares outstanding) and Offering Price	$15.26/$15.26	$15.29/$15.29

Small Cap Index Fund

	Investor A	Institutional

Net Assets	$48,895,664	$63,671,038

Number of Shares Outstanding	3,406,121	4,433,619

Net Asset Value Per Share (net assets divided by number of shares outstanding) and Offering Price	$14.36/$14.36	$14.36/$14.36

Aggregate Bond Index Fund

	Investor A	Institutional

Net Assets	$28,983,879	$332,037,118

Number of Shares Outstanding	2,757,262	31,590,411

Net Asset Value Per Share (net assets divided by number of shares outstanding) and Offering Price	$10.51/$10.51	$10.51/$10.51

International Index Fund

	Investor A	Institutional

Net Assets	$160,177,215	$90,156,658

Number of Shares Outstanding	12,905,744	7,231,440

Net Asset Value Per Share (net assets divided by number of shares outstanding) and Offering Price	$12.41/$12.41	$12.47/$12.47

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

Because the Funds will invest exclusively in shares of their corresponding Series, it is expected that all transactions in portfolio securities will be entered into by the Series. Subject to policies established by the Board of Trustees, the Investment Adviser is primarily responsible for the execution of the Series’ portfolio transactions and the allocation of brokerage. The Trust does not execute transactions through any particular broker or dealer but seeks to obtain the best net results for the Series, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive trade execution rates, the Series do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based upon brokerage or research services provided to the Investment Adviser and its clients, including the Trust. In return for such services, the Investment Adviser may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that the commission is reasonable in relation to the services provided.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, such as the Investment Adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount of commission another broker would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker. This includes commissions paid on riskless principal transactions under certain circumstances. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). The Investment Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Trust.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation of investments. Examples of research-oriented services for which the Investment Adviser might utilize Series commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Investment Adviser’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Trust to the Investment Adviser are not reduced as a result of the Investment Adviser’s receipt of research services.

In some cases the Investment Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Investment Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Adviser faces a potential conflict of interest, but the Investment Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Series may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Investment Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Investment Adviser does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Investment Adviser neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

The Trust anticipates that their brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Trust will endeavor to achieve the best net results in effecting their portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

The Trust’s ability and decision to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertibility and repatriation of assets. Because the shares of the Series are redeemable on a daily basis in U.S. dollars, the Series intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Set forth below is information about the brokerage commissions paid by each Series, including commissions paid to Merrill Lynch, for the last three fiscal years. Prior to September 29, 2006, FAM Distributors, Inc. was each Series’ sole distributor.

	Brokerage Commissions Paid
Period	Master S&P 500 Index Series	Master Small Cap Index Series	Master Aggregate Bond Index Series	Master International Index Series****

For the fiscal year ended December 31, 2003*	$53,947	$95,223	$225	$38,009

For the fiscal year ended December 31, 2004**	$38,217	$93,519	$929	$117,059

For the fiscal year ended December 31, 2005***	$30,038	$92,896	$0	$107,738

*	The Master S&P 500 Index Series paid $14 in brokerage commissions to Merrill Lynch and each of Master Small Cap Series, Master Aggregate Bond Index Series and Master International Index Series paid no brokerage commissions to Merrill Lynch.
**	The Master International Index Series paid $21 in brokerage commissions to Merrill Lynch and each of Master S&P 500 Index Series, Master Small Cap Index Series and Master Aggregate Bond Index Series paid no brokerage commissions to Merrill Lynch.
***	There were no brokerage commissions paid to Merrill Lynch.
****	The increase in brokerage commissions paid by the Master International Index Series in 2004 was due to increased shareholder activity.

The Trust may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust and persons who are affiliated with such persons are prohibited from dealing with the Trust as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, the Trust will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Trust may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Trust may not purchase securities during the existence of any underwriting syndicate for such securities of which BlackRock, Merrill Lynch, BlackRock Investment Management, LLC, PNC Bank, PFPC Trust Company, PFPC, the Distributors or any affiliated person (as defined in the Investment Company Act) thereof BlackRock is a member or in a private placement in which any such entity BlackRock serves as placement agent except pursuant to procedures adopted by the Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See “Investment Objectives and Policies — Investment Restrictions.”

Because of the affiliation of BlackRock with the Investment Adviser, the Trust is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Without such an exemptive order, the Trust would be prohibited from engaging in portfolio transactions with BlackRock or any of its affiliates acting as principal.

Each Series has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Trust also has retained an affiliated entity of the Investment Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. For the fiscal years ended December 31, 2005, 2004 and 2003, respectively, the lending agent received $259,669, $214,746 and $182,868 in securities lending agent fees from the Series. In connection with securities lending activities, the lending agent may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Investment Adviser or its affiliates. Pursuant to the same order, the Trust may invest its uninvested cash in registered money market funds advised by the Investment Adviser or its affiliates, or in a private investment company managed by the lending agent. If the Trust acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Trust’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Trust. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Investment Adviser’s waiver of a portion of its advisory fee.

Section 11(a) of the Exchange Act generally prohibits members of the United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Trust and annual statements as to aggregate compensation will be provided to the Trust.

The Trustees have considered the possibility of seeking to recapture for the benefit of the Series brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fees paid by the Series to the Investment Adviser. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Trust or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The value of the Series’ aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) if any portion of such holdings were purchased during the fiscal year ended December 31, 2005 are as follows:

S&P 500 Index

Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)

Citigroup Inc.	E	$64,459

JPMorgan Chase & Co.	E	$36,771

Morgan Stanley	E	$16,057

Aggregate Bond Index

Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)

Goldman Sachs Group, Inc.	D	$4,766

Morgan Stanley	D	$4,138

JPMorgan Chase & Co.	D	$3,814

Credit Suisse First Boston USA Inc.	D	$3,714

Citigroup, Inc.	D	$3,463

Lehman Brothers Holdings, Inc.	D	$2,071

Citifinancial	D	$173

Citicorp	D	$94

International Index

Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)

UBS AG	E	$4,987

Credit Suisse Group	E	$3,124

SHAREHOLDER SERVICES

The Funds offer a number of shareholder services and investment plans described below that are designed to facilitate investment in their shares. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Funds, by calling the telephone number on the cover page hereof, or from the Distributors, a selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through, a selected securities dealer or other financial intermediary. Upon the transfer of shares out of a brokerage account, or an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in the transferring shareholder’s name may be opened automatically at the Transfer Agent.

Shareholders may transfer their Fund shares from a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into a selected dealer agreement with. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer or other financial intermediary that has not entered into a selected dealer agreement with a Distributor, the shareholder must either (i) redeem his or her shares, or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.

Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, to another securities dealer or other financial intermediary would be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain their existing retirement account for those shares.

Retirement and Education Savings Plans

Individual retirement accounts and other retirement and education savings plans are available from selected securities dealers or other financial intermediaries. Under these plans, investments may be made in a Fund and certain of the other mutual funds advised by the Investment Adviser or its affiliates as well as in other securities. The selected securities dealers or other financial intermediaries may charge an initial establishment fee and an annual custodial fee for each account. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from the selected securities dealers or other financial intermediaries.

Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and in the case of ROTH IRA plans and education savings plans may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

A shareholder may make additions to an Investment Account at any time by purchasing Institutional I shares (if he or she is an eligible Institutional investor) or Investor A shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund’s Automatic Investment Plan. Under the Automatic Investment Plan, each Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits.

Automatic Dividend Reinvestment Plan

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Fund unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. Each Fund declares a dividend each day on “settled” shares (i.e., shares for which the particular Fund has received payment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Fund’s net investment income will be declared as dividends. The amount of the daily dividend for each Fund will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Fund at least annually.

Systematic Withdrawal Plan

Shareholders may receive regular distributions from their accounts via a Systematic Withdrawal Plan (“SWP”). Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to a Fund, or by calling a Fund at (800) 441-7762. Purchases of additional Investor A shares of a Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. For this reason, a shareholder may not participate in the Automatic Investment Plan (see “How to Buy, Sell, Transfer and Exchange Shares” in the Fund’s Prospectus) and the SWP at the same time.

Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from any Eligible Fund (which means funds so designated by the Distributors from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

DIVIDENDS AND TAXES

Dividends

The Corporation intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid at least annually with respect to each of the S&P 500 Index Fund, Small Cap Index Fund and International Index Fund. Dividends with respect to the Aggregate Bond Index Fund are declared daily and paid monthly. All net realized capital gains, if any, are distributed to Fund shareholders at least annually. From time to time, a Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages or its ordinary income and capital gains be distributed during the calendar year. For information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Funds, see “Shareholder Services — Automatic Dividend Reinvestment Plan.”

Taxes

The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as a Fund so qualifies, a Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Funds intend to distribute substantially all of such income and gains.

In order to so qualify, a Fund generally must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or securities, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock or securities; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, U.S. government securities, securities of other RICs, and other securities of issuers which represent, with respect to each issuer, not more than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (iv) at the end of each fiscal quarter have not more than 25% of the value of its assets invested in the securities (other than those of U.S. government or of other RICs) of any one issuer or of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades and businesses.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar basis, and 98% of its capital gains, determined in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. For purposes of determining its distribution requirements, each Fund will account for its share of items of income, gain, loss and deductions of the Series as they are taken into account by the Series. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are designated as exempt-interest dividends will not be subject to regular federal income tax. Certain dividend income and long-term capital gain are eligible for taxation at a reduced rate that applies to non-corporate shareholders for taxable years beginning prior to 2011. Under these rules, a certain portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities, certain types of preferred stock treated as debt for federal income tax purposes and short-term capital gain, such distributions will not constitute “qualified dividend income.”

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. If a Fund pays a dividend in January that was declared in the previous

October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

A loss realized on a sale of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

A Fund may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though a Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, it may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities or contingent payment and inflation-indexed debt instruments also may accelerate the Fund’s recognition of taxable income in excess of cash generated by such investments.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to shareholders who are nonresident aliens and foreign entities, if and to the extent properly designated as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, the Fund intends to make such designations. However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of the Fund’s distributions will be designated as short-term capital gains or interest income exempt from withholding in the hands of nonresident and foreign shareholders.

Distributions of a Fund at least 50% of whose assets are “U.S. real property interest,” as defined in the Code and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITS, among other entities, and certain REIT capital gain dividends) generally will cause a foreign shareholder to treat such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the foreign shareholder to file a U.S. federal income tax return.

Dividends and interest received by the International Index Fund and the Aggregate Bond Index Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the International Index Fund may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. The International Index Fund expects to be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations, restrictions, and holding period requirements use them as foreign tax credits against their U.S. federal income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The International Index Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Investor A and Institutional shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on reportable dividends, capital gains dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Corporation or who, to the Corporation’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Tax Treatment of Options and Futures Transactions

Each Fund may purchase or sell options and futures and the International Index Series may, in addition, engage in forward foreign exchange transactions and currency swaps. Options, forward foreign exchange and futures contracts held by a Fund that are “Section 1256 contracts” will be “marked to market” for federal income tax purposes at the end of each taxable year, i.e., each such contract will be treated as sold for its fair market value on the last business day of the taxable year. In general, unless such contract is a forward foreign exchange contract, or is a listed non-equity option or a regulated futures contract for a foreign currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Any net mark-to-market gains realized by a Fund may be subject to distribution requirements referred to above, even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. The mark-to-market rules, however, will not apply to certain transactions entered into by a Fund primarily to reduce currency fluctuation risk.

Gain or loss realized by a Fund from a closing transaction with respect to options written by the Fund, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Fund from options (other than options that are section 1256 contracts) purchased by the Fund, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether a Fund held the particular option for more than one year.

Code Section 1259 will require the recognition of gain if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

Code Section 1092, which applies to certain “straddles,” may affect the taxation of each Fund’s transactions in options and futures contracts. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures. The straddle rules may apply to replace some amount of long-term capital gain realized by a Fund with short-term capital gain taxable as ordinary income when distributed to shareholders. In addition, a Fund will be required to capitalize (rather than deduct) interest and carrying charges allocable to the straddle positions. In addition, Code Section 1091, which deals with “wash sales,” may cause a Fund to postpone recognition of certain losses for tax purposes; Code Section 1258, which deals with “conversion transactions,” may apply to recharacterize certain capital gains as ordinary income for tax purposes.

Special Rules for Certain Foreign Currency Transactions

In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies will be qualifying income for purposes of determining whether a Series qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to a Series.

Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not “regulated futures contracts,” swap contracts, and options (other than listed non-equity options) will be treated as ordinary income or loss under Code Section 988. In certain circumstances, a Series may elect capital gain or loss treatment for such forwards, futures and options. A forward foreign exchange contract that is a section 1256 contract will be marked-to-market, as described above. However, the character of gain or loss from such a contract generally will be ordinary under Code Section 988. In the case where a Fund elects to treat the gain or loss from such contract as capital gain or loss, such gain or loss will be 60% long-term and 40% short-term capital gain or loss. In general, however, Code Section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be treated as a return of capital to shareholders, thereby reducing the basis of each shareholder’s Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder’s basis in Fund shares (assuming the shares were held as a capital asset).

The Series

Based on an IRS pronouncement of general application, each Fund as a partner in a Series will be entitled to look to the underlying assets of the Series in which it has invested for purposes of satisfying the diversification requirements and other requirements of the Code applicable to RICs. If, however, any of the applicable tax provisions or facts upon which such pronouncement is premised change in any material respect, then the Board of Directors of the Corporation will determine, in its discretion, the appropriate course of action for the Funds. One possible course of action would be to withdraw the Funds’ investments from the Series and to retain an investment adviser to manage the Funds’ assets in accordance with the investment policies applicable to the respective Fund. See “Investment Objectives and Policies.”

The foregoing is a general and abbreviated summary of certain applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends, as well as redemption proceeds and gains on the sale of shares in a Fund may also be subject to state and local taxes.

Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes, including estate or inheritance tax. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

PERFORMANCE DATA

From time to time a Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on a Fund’s historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Investor A and Institutional shares of each Fund in accordance with formulas specified by the Commission. Aggregate Bond Index Fund may also, from time to time, quote yield.

Quotations of average annual total return before tax for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, if any.

Quotations of average annual total return after taxes on distributions for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on distributions received during such period. Average annual total return after taxes on distributions is computed assuming all distributions, less the taxes due on such distributions, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, if any. The taxes due on distributions are calculated by applying to each distribution the highest marginal Federal individual income tax rates in effect on the reinvestment date for that distribution. The rates used correspond to the tax character of each distribution. The taxable amount and tax character of each distribution are specified by the Fund on the distribution declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

Quotations of average annual total return after taxes on distributions and sale of Fund shares for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on distributions received during such period as well as on complete redemption. Average annual total return after taxes on distributions and sale of Fund shares is computed assuming all distributions, less the taxes due on such distributions, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, if any, and assuming complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on distributions and on the deemed redemption are calculated by applying the highest marginal Federal individual income tax rates in effect on the he reinvestment and/or the redemption date. The rates used correspond to the tax character of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign tax credits, are taken into account according to federal law.

Each Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield to maturity of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period.

Set forth in the tables below is total return information, before and after taxes, and yield information (for Aggregate Bond Index Fund) for the Investor A and Institutional shares of the Fund for the periods indicated, expressed as a percentage based on a hypothetical $1,000 investment.

BlackRock S&P 500 Index Fund

	Average Annual Total Return (including maximum applicable sales charges)
Period	Investor A Shares	Institutional Shares

One Year Ended December 31, 2005	4.38%	4.63%

Five Years Ended December 31, 2005	-0.05%	0.20%

April 3, 1997 (commencement of operations) to December 31, 2005	7.01%	7.28%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charges)

One Year Ended December 31, 2005	3.91%	4.07%

Five Years Ended December 31, 2005	-0.45%	-0.28%

April 3, 1997 (commencement of operations) to December 31, 2005	6.32%	6.50%

	Average Annual Total Return After Taxes on Dividends and Redemption (including maximum applicable sales charges)

One Year Ended December 31, 2005	2.85%	3.01%

Five Years Ended December 31, 2005	-0.29%	-0.13%

April 3, 1997 (commencement of operations) to December 31, 2005	5.74%	5.91%

BlackRock Small Cap Index Fund

	Average Annual Total Return (including maximum applicable sales charges)
Period	Investor A Shares	Institutional Shares

One Year Ended December 31, 2005	3.88%	4.16%

Five Years Ended December 31, 2005	7.42%	7.70%

April 9, 1997 (commencement of operations) to December 31, 2005	8.62%	8.88%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charges)

One Year Ended December 31, 2005	3.48%	3.66%

Five Years Ended December 31, 2005	7.18%	7.35%

April 9, 1997 (commencement of operations) to December 31, 2005	7.29%	7.46%

	Average Annual Total Return After Taxes on Dividends and Redemption (including maximum applicable sales charges)

One Year Ended December 31, 2005	2.84%	3.02%

Five Years Ended December 31, 2005	6.30%	6.48%

April 9, 1997 (commencement of operations) to December 31, 2005	6.74%	6.91%

BlackRock Aggregate Bond Index Fund

	Average Annual Total Return (including maximum applicable sales charges)
Period	Investor A Shares	Institutional Shares

One Year Ended December 31, 2005	1.83%	2.09%

Five Years Ended December 31, 2005	5.25%	5.51%

April 3, 1997 (commencement of operations) to December 31, 2005	6.07%	6.33%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charges)

One Year Ended December 31, 2005	0.35%	0.51%

Five Years Ended December 31, 2005	3.47%	3.63%

April 3, 1997 (commencement of operations) to December 31, 2005	3.96%	4.12%

	Average Annual Total Return After Taxes on Dividends and Redemption (including maximum applicable sales charges)

One Year Ended December 31, 2005	1.24%	1.40%

Five Years Ended December 31, 2005	3.42%	3.59%

April 3, 1997 (commencement of operations) to December 31, 2005	3.90%	4.06%

	Yield

30 days ended December 31, 2005	4.29%	4.55%

BlackRock International Index Fund

	Average Annual Total Return (including maximum applicable sales charges)
Period	Investor A Shares	Institutional Shares

One Year Ended December 31, 2005	12.81%	13.19%

Five Years Ended December 31, 2005	3.76%	4.03%

April 9, 1997 (commencement of operations) to December 31, 2005	6.64%	6.91%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charges)

One Year Ended December 31, 2005	12.28%	12.58%

Five Years Ended December 31, 2005	3.16%	3.34%

April 9, 1997 (commencement of operations) to December 31, 2005	5.36%	5.55%

	Average Annual Total Return After Taxes on Dividends and Redemption (including maximum applicable sales charges)

One Year Ended December 31, 2005	8.32%	8.57%

Five Years Ended December 31, 2005	2.85%	3.03%

April 9, 1997 (commencement of operations) to December 31, 2005	5.04%	5.22%

Total return figures are based on a Fund’s historical performance and are not intended to indicate future performance. A Fund’s total return and yield will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and investor’s shares, when redeemed, may be worth more or less than their original cost.

Each Fund will generally compare its performance to the index it attempts to replicate. A Fund may also compare its performance to data contained in publications such as Lipper Analytical Services, Inc., or performance data published by Morningstar Publications, Inc. (“Morningstar”), CDA Investment Technology, Inc., Money Magazine, U.S. News and World Report, BusinessWeek, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historic performances of the Fund and the index, such as standard deviation and beta. From time to time, a Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature.

Each Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of a Fund’s relative performance for any future period.

PROXY VOTING POLICIES AND PROCEDURES

The Corporation’s Board of Directors has delegated to the Investment Adviser authority to vote all proxies relating to the Fund’s portfolio securities. The Investment Adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser’s interest and those of the Investment Adviser’s clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of the Investment Adviser’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser’s Legal department appointed by the Investment Adviser’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser’s clients, the Committee, in conjunction with a Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser, including investment companies for which the Investment Adviser provides investment advisory, administrative and/or other services, (each, an “Affiliate”), or a money management or other client of the Investment Adviser (each, a “Client”) is involved. The Proxy Voting Procedures and the Investment Adviser’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser’s normal voting guidelines or, on matters where the Investment Adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Investment Adviser’s fiduciary duties.

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors

(rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

•	Information about how a Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission’s website at http://www.sec.gov.

GENERAL INFORMATION

Description of Shares

The Corporation is a Maryland corporation incorporated on October 25, 1996. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch’s investment management business combined with BlackRock’s to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. At that time, the Corporation changed its name to BlackRock Index Funds, Inc., and the four series changed their names to BlackRock S&P 500 Index Fund, BlackRock Small Cap Index Fund, BlackRock Aggregate Bond Index Fund, and BlackRock International Index Fund. The Corporation has an authorized capital of 1,000,000,000 shares of Common Stock, par value $0.0001 per share, of which the Corporation is authorized to issue 125,000,000 shares each of Investor A and Institutional shares for each of Small Cap Index Fund, Aggregate Bond Index Fund and International Index Fund and 250,000,000 shares each of Investor A and Institutional of S&P 500 Index Fund. Investor A and Institutional shares of a Fund represent interests in the same assets of the Series and are identical in all respects except that the Investor A shares bear certain expenses related to the account maintenance associated with such shares. Investor A shares have exclusive voting rights with respect to matters relating to the class’ account maintenance expenditures. Prior to the date of this prospectus, Investor A shares were designated Class A shares and Institutional shares were designated Class I shares.

Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held in the election of Directors (to the extent hereafter provided) and on other matters submitted to the vote of shareholders. All shares of each Fund have equal voting rights, except that each Fund has exclusive voting rights to matters affecting only such Fund, and except that as noted above, Investor A shares have exclusive voting rights with respect to matters relating to the class’ account maintenance expenditures. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, at which time the Directors then in office will call a shareholders’ meeting for the election of Directors. Shareholders may, in accordance with the terms of the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Corporation will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Directors shall continue to hold office and appoint successor Directors. Each issued and outstanding share of Investor A and Institutional Common Stock is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that, as noted above, Investor A shares bear certain additional expenses. Shares issued are fully-paid and non-assessable by the Fund. Voting rights for Directors are not cumulative.

The Trust consists of nine Series and is organized as a Delaware statutory trust. Whenever a Fund is requested to vote on a fundamental policy of a Series, the Corporation will hold a meeting of the investing Fund’s shareholders and will cast its vote as instructed by such Fund’s shareholders.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 750 College Road East, Princeton, New Jersey 08540, has been selected as the independent registered public accounting firm of the Corporation and the Trust. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds and of the Series.

Accounting Services Provider

State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Funds.

Custodian

Merrill Lynch Trust Company, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, acts as custodian of the assets of Master S&P 500 Index Series, Master Small Cap Index Series and Master Aggregate Bond Index Series. The J.P. Morgan Chase Bank, (“JP Morgan Chase”), 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245, acts as the custodian of the assets of Master International Index Series. Under its contract with the Trust, JP Morgan Chase is authorized, among other things, to establish separate accounts in foreign currencies and to cause foreign securities owned by Master International Index Series to be held in its offices outside the United States and with certain foreign banks and securities depositories. Each custodian is responsible for safeguarding and controlling the Series’ cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Series’ investments. The Funds have implemented self-custody procedures, pursuant to which each Fund’s holdings of the applicable Series are custodied with the Series’ Transfer Agent.

Transfer Agent

PFPC, Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019, acts as the Transfer Agent of the Corporation. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “Your Account — How to Buy, Sell and Transfer Shares” in the Prospectus.

To facilitate custody of each Fund’s interests in the applicable Series without the need of a separate custodian for the Funds, the Trust has appointed the Transfer Agent as the transfer agent for the underlying Series in which the Funds invest.

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, is counsel for the Corporation and the Trust.

Reports to Shareholders

The fiscal year of the Funds ends on December 31 of each year. The Corporation sends to its shareholders at least semi-annually reports showing the Funds’ portfolio and other information. An

Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends.

Shareholder Inquiries

Shareholder inquiries may be addressed to the Funds at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Corporation has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

Under a separate agreement, BlackRock has granted each Fund the right to use the “BlackRock” name and has reserved the right to (i) withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock Advisors, LLC as investment adviser and (ii) to grant the use of such name to any other company.

Principal Shareholders

To the knowledge of the Corporation, the following persons or entities owned beneficially 5% or more of any class of a Fund’s shares as of September 22, 2006:

S&P 500 Index

Name	Address	Percentage and Class

Merrill Lynch Trust Co., FSB*	800 Scudders Mill Road	16.55% of Institutional

Trustee FBO Safeway	Plainsboro, NJ 08536

401(K) Plan
Small Cap Index
Name	Address	Percentage and Class

Merrill Lynch Trust Co., FSB*	800 Scudders Mill Road	16.47% of Institutional

TTEE FBO Coca Cola	Plainsboro, NJ 08536

Stock Fund

Merrill Lynch International	800 Scudders Mill Road	9.22% of Institutional

Deferred Comp Plan Hedging	Plainsboro, NJ 08536

Equity Financing & Swaps

Merrill Lynch Trust Co., FSB*	800 Scudders Mill Road	5.36% of Institutional

TTEE FBO Brotherhood of	Plainsboro, NJ 08536

Locomotive Norfolk STH

401(K) Plan

Alabama Peace Officers	800 Scudders Mill Road	5.54% of Investor A

Annuity & Benefit Fund #3	Plainsboro, NJ 08536

Arthur Weinbach and	800 Scudders Mill Road	5.12% of Investor A

Joanne Weinbach	Plainsboro, NJ 08536

Aggregate Bond Index
Name	Address	Percentage and Class

Piedmont Liability Trust	800 Scudders Mill Road	16.69% of Investor A

Plainsboro, NJ 08536

ML International Index
Name	Address	Percentage and Class

Merrill Lynch International	800 Scudders Mill Road	11.13% of Institutional

Deferred Comp Plan Hedging	Plainsboro, NJ 08536

Equity Finance & Swaps

Merrill Lynch Trust Co., FSB*	800 Scudders Mill Road	9.95% of Institutional

TTEE FBO Coca Cola	Plainsboro, NJ 08536

Stock Fund

Merrill Lynch Trust Co., FSB*	800 Scudders Mill Road	7.81% of Institutional

TTEE FBO Fremont General Investment	Plainsboro, NJ 08536

Finance Authority of Maine	800 Scudders Mill Road	9.97% of Investor A

MLIM Equity Portfolio	Plainsboro, NJ 08536

Finance Authority of Maine	800 Scudders Mill Road	8.93% of Investor A

MLIM Age 0 To 7 Years	Plainsboro, NJ 08536

Finance Authority of Maine	800 Scudders Mill Road	7.33% of Investor A

MLIM 75% Equity	Plainsboro, NJ 08536

Finance Authority of Maine	800 Scudders Mill Road	7.30% of Investor A

Maine College Savings Plan	Plainsboro, NJ 08536

MLIM Equity Direct

Finance Authority of Maine	800 Scudders Mill Road	7.25% of Investor A

MLIM Age 0 To 7 Years	Plainsboro, NJ 08536

*	The Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as a trustee.

FINANCIAL STATEMENTS

The audited Financial Statements of each Fund and each Series, including the reports of the independent registered public accounting firm, are incorporated in this Statement of Additional Information by reference to their 2005 Annual Reports. The unaudited financial statements of each Fund and each Series for the six month period ended June 30, 2006 are incorporated by reference to their 2006 Semi-Annual Reports. You may request a copy of an Annual Report or a Semi-Annual Report at no charge by calling (800) 441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time on Monday to Friday.

PART C. OTHER INFORMATION

Item 23.	Exhibits.

Exhibit Number		Description
1	(a)	—	Articles of Incorporation of Registrant.(1)
1	(b)	—	Articles of Amendment.(2)
1	(c)	—	Articles Supplementary.(9)
1	(d)	—	Articles of Amendment.(9)
1	(e)	—	Form of Articles of Amendment to Registrant’s Articles of Incorporation changing name to BlackRock Index Funds, Inc.**
1	(f)	—	Form of Articles of Amendment to Registrant’s Articles of Incorporation Reclassifying shares of authorized capital stock.**
2		—	By-Laws of Registrant.(1)
3		—	Instrument Defining Rights of Shareholders. Incorporated by reference to Exhibits 1 and 2 above.(3)
4		—	None
5	(a)	—	Form of Unified Distribution Agreement between the Registrant and FAM Distributors, Inc.(“FAMD”)(13)
5	(b)	—	Form of Unified Distribution Agreement between the Registrant and BlackRock Distributors, Inc.(“BDI”)(7)
6		—	None.
7		—	Not Applicable.
8	(a)	—	Form of Administration Agreement between Registrant and BlackRock Advisors, LLC.**
8	(b)	—	Form of Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Registrant and PFPC, Inc.(11)
8	(c)	—	License Agreement relating to Use of Name between Merrill Lynch & Co., Inc. and Registrant.(3)
8	(d)	—	Form of Administrative Services Agreement between Registrant and State Street Bank and Trust Company.(14)
8	(e)	—	Form of Fee Waiver Agreement among Registrant, Quantitative Master Series Trust and BlackRock Advisors, LLC.**
8	(f)	—	Form of Fee Waiver/Expense Reimbursement Agreement among Registrant, Quantitative Master Series Trust and BlackRock Advisors, LLC.**
10	(a)	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.*
10	(b)	—	Opinion of Sidley Austin LLP.(12)
11		—	None.
12		—	Certificate of Merrill Lynch Asset Management.(3)
13		—	Form of Unified Investor A Distribution Plan.(9)
14	(d)	—	Power of Attorney.(8)
15		—	Code of Ethics.**
16		—	Power of Attorney.(10)

*	Filed herewith.
**	To be filed by amendment.
(1)	Incorporated by reference to identically numbered Exhibit to Registrant’s initial Registration Statement on Form N-1A (File No. 333-15265).
(2)	Incorporated by reference to identically numbered Exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-15265).

(3)	Incorporated by reference to the corresponding exhibit number in Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-15265) as set forth below:

Exhibit Number		Incorporated by Reference to Exhibit Number
3		4
5		6
7	(a)	8(a)
7	(b)	8(b)
8	(a)	9(a)
8	(c)	9(b)
8	(d)	9(c)
9		10
12		13
13		15
14	(b)	17(b)
(4)	Incorporated by reference to exhibit number 15(c) in Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 333-15265).
(5)	Incorporated by reference to the corresponding exhibit number in Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File No. 333-15265).
(6)	Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 20 to Merrill Lynch Growth Fund’s Registration Statement on Form N-1A (File Nos. 33-10794 and 811-4934).
(7)	Incorporated by reference to the corresponding exhibit number in Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329).
(8)	Incorporated by reference to the corresponding exhibit number in Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A (File No. 333-15265).
(9)	Incorporated by reference to Exhibit 13(a) in Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329).
(10)	Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Merrill Lynch U.S. Treasury Money Fund (File No. 033-37537), filed on March 13, 2006.
(11)	Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329).
(12)	Incorporated by reference to Exhibit 10(b) to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File No. 333-15265).
(13)	Incorporated by reference to the corresponding exhibit number in Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329).
(14)	Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 20 to Merrill Lynch Growth Fund’s Registration Statement on Form N-1A (File Nos. 33-10794 and 811-4934).

Item 24. Persons Controlled by or under Common Control with Registrant.

Each series of the Registrant owns a substantial portion of the corresponding series of Quantitative Master Series Trust, a Delaware statutory trust, as follows: S&P 500 Index Fund owns 95.00% of Master S&P 500 Index Series, Small Cap Index Fund owns 28.51% of Master Small Cap Index Series, International Index Fund owns 42.28% of Master International Index Series and Aggregate Bond Index Fund owns 33.47% of Master Aggregate Bond Index Series. The Registrant is not under common control with any other person.

Item 25. Indemnification.

Reference is made to Article VI of the Registrant’s Articles of Incorporation, Article VI of the Registrant’s By-Laws (the “By-Laws”), Section 9 of the Distribution Agreement and Section 2-418 of the Maryland General Corporation Law.

Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the “Investment Company Act”) may be concerned, Article VI of the Registrant’s By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance is ultimately determined that the standard of conduct has not been met; and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by the advance, or (c) a majority of quorum of the Registrant’s disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

Not Applicable.

Item 27. Principal Underwriters.

(a) FAMD and BDI act as the principal underwriters for each of the following open-end registered investment companies including the Registrant: Master Basic Value Trust, BlackRock Basic Value Fund, Inc., BlackRock Basic Value Fund, Inc., Master Opportunities Trust, BlackRock Value Opportunities Fund, Inc., Merrill Lynch Strategy Series, Inc., BlackRock Balanced Capital Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., BlackRock Global Growth Fund, Inc., BlackRock Natural Resources Trust, BlackRock Ready Assets Trust, BlackRock Series Fund, Inc., BlackRock U.S.A. Government Reserves, BlackRock U.S. Treasury Money Fund, Quantitative Master Series Trust, BlackRock Index Funds, Inc., Global Financial Services Master Trust, BlackRock Financial Services Fund, Inc., Master U.S. High Yield Trust, BlackRock U.S. High Yield Fund, Inc., BlackRock Equity Dividend Fund, Master Senior Floating Rate Trust, Master Bond Trust, BlackRock Bond Fund, Inc., BlackRock Developing Capital Markets Fund, Inc., BlackRock EuroFund, BlackRock Global Allocation Fund, Inc., BlackRock Global Equity Opportunities Fund, BlackRock Global SmallCap Fund, Inc., BlackRock Global Technology Fund, Inc., BlackRock Global Value Fund, Inc., BlackRock Healthcare Fund, Inc.,

BlackRock Latin America Fund, Inc., BlackRock Municipal Bond Fund, Inc., BlackRock Municipal Series Trust, BlackRock Pacific Fund, Inc., BlackRock Utilities and Telecommunications Fund, Inc., BlackRock Financial Institutions Series Trust, Master Focus Twenty Trust, BlackRock, Focus Twenty Fund, Inc., Master Large Cap Series Trust, BlackRock Large Cap Series Funds, Inc., BlackRock California Municipal Series Trust, BlackRock Focus Value Fund, Inc., BlackRock Fundamental Growth Fund, Inc., BlackRock Multi-State Municipal Series Trust, BlackRock Retirement Series Trust, BlackRock U.S. Government Fund, Merrill Lynch Short-Term U.S. Government Fund, Inc., BlackRock Variable Series Funds, Inc., BlackRock World Income Fund, Managed Account Series, BlackRock Mid Cap Value Opportunities Series, Inc., Short Term-Bond Master Trust, BlackRock Short-Term Bond Series, Inc., BlackRock Short-Term Bond Fund, BlackRock Funds II, BlackRock Master Trust, BlackRock Series, Inc., Master Real Investment Trust, BlackRock Real Investment Trust, Master Inflation Protected Trust, Merrill Lynch Inflation Protected Fund, FDP Series, Master Institutional Money Market Trust, Merrill Lynch Funds for Institution Series, BlackRock Principal Protected Trust. FAMD and BDI also act as principal underwriters for the following closed-end registered investment companies: BlackRock Senior Floating Rate Fund, Inc., BlackRock Senior Floating Rate Fund II, Inc., and BlackRock Multi-Strategy Hedge Advantage Fund.

BDI currently acts as distributor for BlackRock Funds and BlackRock Bond Allocation Target Shares.

(b) Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081.

Name	Position(s) and Office(s) with FAMD	Position(s) and Office(s) with Registrant
Frank Porcelli	President and Director	None
Thomas J. Verage	Director	None
Donald C. Burke	Vice President	Vice President and Treasurer
John Fosina	Chief Financial Officer	None
Daniel Dart	Director	None
Alice A. Pellegrino	Secretary	Secretary

Set forth below is the information concerning each director, officer or partner of BDI. The principal business address of each such person is 760 Moore Road, King of Prussia, PA 19406. No individual listed in the chart below is an officer or employee of the Registrant.

Name	Position With BDI

Rita Adler	Chief Compliance Officer

Douglas Castagna	Controller and Assistant Treasurer

Brian Burns	Director, Chairman, CEO and President

Bruno DiStefano	Vice President

Susan Moscaritolo	Vice President

Christine Ritch	Chief Legal Officer, Assistant Secretary and Assistant Clerk

Bradley Stearns	Assistant Secretary and Assistant Clerk

Nicholas Marsini	Director

Craig Stokarski	Treasurer and Financial and Operations Principal

Steven Sunnerberg	Secretary

Michael DeNofrio	Director

John Wilson	Assistant Secretary and Assistant Clerk

Jason Greim	Assistant Vice President

Kristen Nolan	Assistant Secretary and Assistant Clerk

(c) Not applicable.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of:

(a) Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

(b) FAM Distributors, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (records relating to its functions as distributor).

(c) BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406 (records relating to its functions as distributor).

(d) PFPC, Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019 (records relating to its functions as transfer agent and dividend disbursing agent).

Item 29. Management Services.

Other than as set forth under the caption “Management of the Fund” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Funds — Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not party to any management-related service contract.

Item 30. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 27th day of September, 2006.

MERRILL LYNCH INDEX FUNDS, INC. (Registrant)

By:	/S/ DONALD C. BURKE
(Donald C. Burke, Vice President and Treasurer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

* (Robert C. Doll, Jr.)	President (Principal Executive Officer) and Director

* (Donald C. Burke)	Vice President and Treasurer (Principal Financial Accounting Officer)

* (Donald W. Burton)	Director

* (John Francis O’Brien)	Director

* (David H. Walsh)	Director

* (Fred G. Weiss)	Director

*	This registration statement has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

*By:	/S/ DONALD C. BURKE	September 27, 2006
(Donald C. Burke, Attorney-in-Fact)

SIGNATURES

Quantitative Master Series Trust has duly caused this Registration Statement of Merrill Lynch Index Funds, Inc. to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 27th day of September, 2006.

QUANTITATIVE MASTER SERIES TRUST

By:	/S/ DONALD C. BURKE
(Donald C. Burke, Vice President and Treasurer)

The Registration Statement of Merrill Lynch Index Funds, Inc. has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

* (Robert C. Doll, Jr.)	President (Principal Executive Officer) and Trustee

* (Donald C. Burke)	Vice President and Treasurer (Principal Financial Accounting Officer)

* (Donald W. Burton)	Trustee

* (John Francis O’Brien)	Trustee

* (David H. Walsh)	Trustee

* (Fred G. Weiss)	Trustee

*	This registration statement has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

By:	/S/ DONALD C. BURKE	September 27, 2006
(Donald C. Burke, Attorney-in-Fact)

EXHIBIT INDEX

Exhibits		Description

10	(a)	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.